MESSAGE
FROM THE CHAIRMAN

F
       or U.S. financial markets, 1998 will be remembered as a year of remarkable contrasts. A year that included a breathtaking drop of over
19% in the Standard & Poor's 500 Stock Index from the middle of July to the end of August, followed by a remarkable recovery that pushed the Index to new highs. The Index finished 1998 with another impressive showing, rising 28.6%, making it the fourth consecutive year of 20%+ returns, an unprecedented performance.

  Analyzing '98 returns more closely shows that a relatively small number of the very largest capitalization issues, such as Microsoft and Intel, had outstanding performance, while many smaller capitalization issues within the S&P 500 provided only mediocre returns. As you continue to drop down in capitalization size, the dichotomy in returns becomes even more dramatic. The Russell 2000 Index, the benchmark for the small-capitalization stock universe, actually had a negative return of -2.6% for the year. The magnitude of the underperformance of small-caps versus large-caps is extraordinary, and one would think, highly unlikely to persist. International equities, as measured by the Morgan Stanley EAFE (Europe, Australia, and Far East) Index, were up 20.3%, its best performance since 1993.

  Studying the disparity in returns for 1998 between small-caps and large-caps could understandably cause some investors to lose patience with the small-cap sector of the market. However, it is well to remember that different sectors of the market, whether it be small-caps versus large-caps, value stocks versus growth stocks, or domestic equities versus international equities, can go through long periods of relative underperformance. For example, while small-caps have lagged their large-cap brethren over the last several years, when you look at longer stretches of time, the reverse is true. Figures compiled by Ibbotson Associates show that for the period from 1925 through 1997, the compounded annual rate of return for small-cap issues was 12.7%, versus 11.0% for large-cap issues. This simply reinforces the importance of portfolio diversification; it is extremely difficult to know when, for how long, and to what extent, one sector of the market will be the shining star.

  The following pages contain helpful and informative information on all of the Portfolios within the Investors Mark Series Fund. We encourage you to take the time to study the information provided by the various managers, and, as always, we welcome your comments and questions.

  Sincerely,

    [/S/ ROBERT N. SAWYER]
Robert N. Sawyer
Chairman

PORTFOLIO MANAGEMENT REVIEW
LARGE CAP VALUE

At the risk of sounding like a broken record again, we opened last year's report with a discussion of the market's style preferences between "value" and "growth." We observed that the market had favored the growth style for the prior four years, and that it might be time for a change. With the benefit of hindsight . . . we were wrong. The market continued in its headlong pursuit of a narrow group of big, high-quality growth companies, ignoring their already high valuations and driving them even higher. The same observations we made a year and two years ago still apply today, only more so.

  The 28.6% annual return for the unmanaged Standard & Poor's 500 Stock Index was driven by a few large companies concentrated in the technology and drug industries. Annual returns for the largest 50 companies in the Index averaged 50.0%, while the other 450 companies returned an average of only 10.9%. While this begins to tell the story of 1998, it only scratches the surface. Among the largest 50 companies in the S&P 500, those 26 that had current yields (dividend divided by price) lower than the S&P 500 had returns that averaged 69.8%. Among the other 450 companies, the 244 that had current yields equaling or higher than the S&P's 1.4% managed to produce an average return of only -1.5%! Thus the gap between what we call the "Titanic 26" and the "Forgotten 244" was an enormous
72.3 percentage points.

  While these companies surely deserve to sell at premiums, multiples as high as these constitute a risk our discipline does not allow us to take. So long as these market leaders continue to outperform, index funds will do well. When the P/E premium narrows to more normal levels, index funds will lag. We are not privileged to know exactly (or even approximately) when this will happen, but it will happen. The bulls on these stocks and the even more outrageously valued Internet stocks justify these extreme valuations with the observation that we are in a new era, it is different this time and the old rules don't apply. Every time that rationale has been used in the past, it has been proven wrong.

  Most of the underperformance of the Portfolio can be attributed to three factors. First, and most importantly, we had no participation in the communication services sector, which was 9% of the benchmark portfolio (the S&P/BARRA Value Index) and the strongest performing sector by far. Second, the Portfolio was overweighted in consumer cyclicals, and results there lagged the benchmark, primarily because of weak performance in our retail and retail-related stocks. Third, the Portfolio was underweighted relative to the benchmark in the second strongest sector, consumer staples.

  The Portfolio continues to have attractive valuation characteristics. The average price/earnings ratio based on estimated earnings for 1999 is 16.1 compared to 24.5 times for the S&P 500. The average price/book ratio is 2.7 compared to 4.3 for the S&P 500. Also, the Portfolio's gross yield continues to be higher and its volatility remains lower than corresponding figures for the market. We continue to believe that the market's focus will ultimately shift from growth stocks that have led the market for so long to investments with more reasonable valuations of earnings and assets such as those that characterize our value strategy. When that occurs, the Portfolio should provide more satisfying positive returns in absolute and relative terms.

DAVID L. BABSON & CO. INC.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                           LARGE CAP VALUE PORTFOLIO VERSUS S&P 500

                                                                                                          Large Cap Value
                                                                                                                Portfolio
11/13/97*                                                                                                         $10,000
12/97                                                                                                              $9,696
12/98                                                                                                             $10,184
*COMMENCEMENT
**UNMANAGED INDEX
Average annual compounded total returns for one year and the life of the Portfolio
(commencement November 13, 1997) as of December 31, 1998, were 5.03% and 1.71%, respectively.
Performance data contained in this report is for past periods only.
Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

                           LARGE CAP VALUE PORTFOLIO VERSUS S&P 500
                                                                                                    S&P 500**
11/13/97*                                                                                             $10,000
12/97                                                                                                 $10,010
12/98                                                                                                 $12,871
*COMMENCEMENT
**UNMANAGED INDEX
Average annual compounded total returns for one year and the life of the Portfolio
(commencement November 13, 1997) as of December 31, 1998, were 5.03% and 1.71%, respectively.
Performance data contained in this report is for past periods only.
Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

LARGE CAP GROWTH

Volatility, spurred in part by large corporate mergers and Asia's recession, marked the first half of 1998. By mid-July, the markets appeared to have put market volatility behind them, establishing new record highs on the strength of second quarter earnings. But the Asian Tigers did not rattle the U.S. markets as badly as the lumbering Russian Bear. On August 17, Russia shocked the financial world by effectively defaulting on its Soviet-era debt. Except for G-7 government securities, liquidity was drained from the global capital markets. The vibrant U.S. economy faced a global slowdown and serious recessionary fears.

  Events in far-away Moscow were one thing; the Federal Reserve Board was confident that the International Monetary Fund would restore stability to global credit markets and reign in contagion. But when the Long Term Capital Management debacle broke in late September, the contagion hit home. Formerly illiquid markets became rigid, few non-government bonds traded, and the unmanaged Standard & Poor's 500 Stock Index declined -9.9% in the third quarter. These developments demanded Federal Reserve action. The ensuing series of interest rate cuts brought liquidity back to the markets.

  The broad U.S. equity market went on to stage the strongest three-month advance in 20 years. In the fourth quarter, the 23.7% total return (price change and reinvested distributions) of the Large Cap Growth Portfolio outpaced the 21.3% return of the S&P 500 Index. Rebounding from third quarter lows, large-cap stocks powered the S&P 500 Index to a record fourth consecutive annual return of above 20%, with the Index recording a 28.6% return. The Large Cap Growth Portfolio was up 24.4%.

  The Portfolio invested in several of the sectors and companies that led the market during 1998. The technology sector was the major beneficiary of the fourth quarter rebound as investors rewarded companies that met earnings expectations. Cisco Systems, the Portfolio's largest holding at year end, posted a 66.5%
annual gain. Lucent Technologies' market value surpassed that of its former parent, AT&T, and the stock engineered a 175.3% return. Microsoft's legal difficulties and increased competition could not stop the software titan from netting a 114.6% advance.

  Going forward, we believe that liquidity, earnings certainty, and perceived safety will remain paramount for investors. Our emphasis on high-quality growth will continue. We will maintain our focus on companies that can benefit from the low inflation environment, on technology companies poised to lead global infrastructure and services demand, and on industries (financial services and health care) that stand to reap the rewards of the aging U.S. population.

STEIN ROE & FARNHAM INC.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         LARGE CAP GROWTH PORTFOLIO VERSUS S&P 500 INDEX

                                                                                                   Large Cap Growth Portfolio
11/13/97*                                                                                                             $10,000
12/97                                                                                                                 $10,710
12/98                                                                                                                 $13,288
*COMMENCEMENT
**UNMANAGED INDEX
Average annual compounded total returns for one year and the life of the Portfolio
(commencement November 13, 1997) as of December 31, 1998, were 24.35% and 28.82%, respectively.
Performance data contained in this report is for past periods only.
Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

                         LARGE CAP GROWTH PORTFOLIO VERSUS S&P 500 INDEX
                                                                                                      S&P 500**
11/13/97*                                                                                               $10,000
12/97                                                                                                   $10,610
12/98                                                                                                   $13,642
*COMMENCEMENT
**UNMANAGED INDEX
Average annual compounded total returns for one year and the life of the Portfolio
(commencement November 13, 1997) as of December 31, 1998, were 24.35% and 28.82%, respectively.
Performance data contained in this report is for past periods only.
Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

MID CAP EQUITY

Performance in the fourth quarter was quite strong with the Mid Cap Equity Portfolio returning 18.6% (price change and reinvested distributions), reversing the decline of the first three quarters. Relative performance, however, was not good in the fourth quarter, or for the year: the Portfolio trailed its benchmark, the unmanaged Standard & Poor's Mid Cap Index, by approximately 9.0% for the quarter and by 12.3% for the calendar year.

  In 1998, the market was not focused on company fundamentals or on traditional valuation criteria. The best ranked stocks, according to our price/earnings factor, underperformed our equal-weighted universe by 12.1% in 1998. Since our investment discipline focuses on finding companies with strong earnings and stocks that are unappreciated in the marketplace, this poor return on value had a negative effect on the Portfolio.

  Our 1999 outlook calls for more of the same for the U.S. economy; that is, slowing growth and low inflation. Corporate profits should grow at a slower pace and we expect an increasing percentage of firms in our universe of potential investments to report disappointing earnings. Inflation should remain in check as global economic weakness offsets inflationary pressures from the tight U.S. labor market.

  The potential risks to the economy are many: continued weakness in Japan and Brazil, political instability in Russia, continuing scandal in the U.S. Any of these factors could have a significant negative impact on the U.S. stock market, but at this writing, none of them seems to be an imminent danger. We continue to expect positive returns from U.S. stocks over the next 12 to 18 months, but not the strong performance we have seen over the past several years.

  We continue to believe in our investment disciplines and expect that relative performance will turn around in 1999. The market must eventually focus on earnings and valuations. When the market returns to these fundamentals, the Portfolio should perform very well.

STANDISH, AYER & WOOD, INC.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       MID CAP EQUITY PORTFOLIO VERSUS S&P MID CAP INDEX

                                                                                                  Mid Cap Equity Portfolio
11/13/97*                                                                                                          $10,000
12/97                                                                                                              $10,508
12/98                                                                                                              $11,247
*COMMENCEMENT
**UNMANAGED INDEX
Average annual compounded total returns for one year and the life of the Portfolio
(commencement November 13, 1997) as of December 31, 1998, were 7.03% and 10.94%, respectively.
Performance data contained in this report is for past periods only.
Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

                       MID CAP EQUITY PORTFOLIO VERSUS S&P MID CAP INDEX
                                                                                                    S&P Mid Cap Index**
11/13/97*                                                                                                       $10,000
12/97                                                                                                           $10,470
12/98                                                                                                           $12,488
*COMMENCEMENT
**UNMANAGED INDEX
Average annual compounded total returns for one year and the life of the Portfolio
(commencement November 13, 1997) as of December 31, 1998, were 7.03% and 10.94%, respectively.
Performance data contained in this report is for past periods only.
Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

SMALL CAP EQUITY

The U.S. equity market ended 1998 on a strong note that masked what was a very difficult year for small-capitalization equities. Global economic chaos, and the fourth quarter flight-to-quality that ensued, served to extend the large-stock market dominance that took hold in mid-1996.

  No equity sector was spared as investors tried to front-run a potential recession by flocking to U.S. Treasury issues, effectively freezing non-government market liquidity. Federal Reserve easing reversed the capital flows and the ensuing recovery was equally broad, but investor focus on perceived safety, liquidity, and earnings certainty remained. Despite a 17.6% fourth quarter gain in the unmanaged Standard & Poor's Small Cap Index, its 1998 return of -1.3% trailed the S&P 500 Index by an extraordinary 29.9%.

  While relative small capitalization underperformance was disappointing, the blue-chip market's seemingly endless march upward benefited the Small Cap Equity Portfolio's restructuring. Smaller issues traded at relative valuation levels not seen in 20 years, providing attractive purchase opportunities in diverse sectors and industries. Emphasizing a secular, thematic growth orientation and fundamental research, we increased the number of holdings of the portfolio to one hundred at year-end, thereby moderating company-specific risk. The small-capitalization equity market offered strong growth prospects and we placed the largest relative bets in two dynamic industries, technology and consumer cyclicals. Led by solid performance contributions from technology, the Portfolio returned 13.1% (price change and reinvested distributions) in the fourth quarter, but declined -16.2% for the fiscal year ended December 31, 1998.

  With the restructuring nearing completion, we are excited about the opportunities for growth in 1999.
Although forecasting equity market and economic developments is difficult, a return to more normal levels of volatility should provide an investment environment conducive to an extended small-capitalization rebound. We will continue to employ a quantitative, fundamental approach to managing risk, with a keen eye on reducing the Small Cap Equity Portfolio's volatility versus its benchmark and its peer group.

STEIN ROE & FARNHAM INC.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         SMALL CAP EQUITY PORTFOLIO VERSUS S&P 600 INDEX

                                                                                                            Small Cap Equity
                                                                                                                   Portfolio
11/13/97*                                                                                                            $10,000
12/97                                                                                                                 $9,720
12/98                                                                                                                 $8,144
*COMMENCEMENT
**UNMANAGED INDEX
Average annual compounded total returns for one year and the life of the Portfolio
(commencement November 13, 1997) as of December 31, 1998, were 16.22% and 16.60%, respectively.
Performance data contained in this report is for past periods only.
Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

                         SMALL CAP EQUITY PORTFOLIO VERSUS S&P 600 INDEX
                                                                                                      S&P 600**
11/13/97*                                                                                               $10,000
12/97                                                                                                   $10,204
12/98                                                                                                   $10,071
*COMMENCEMENT
**UNMANAGED INDEX
Average annual compounded total returns for one year and the life of the Portfolio
(commencement November 13, 1997) as of December 31, 1998, were 16.22% and 16.60%, respectively.
Performance data contained in this report is for past periods only.
Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

GROWTH & INCOME

The Growth & Income Portfolio completed its fiscal year ended December 31, 1998 with a total return (price change and reinvested distributions) of 12.0%. Our mid-year concerns regarding the future health of world markets turned out to be extremely well-founded. As we feared, the Asian economic and currency crises, along with economic problems in Russia, had a negative impact on U.S. corporate profits and, more important, on U.S. investor confidence. The performance of the Portfolio was affected as investors sought safety in large-capitalization growth stocks with their attention focused on a very small number of the largest growth stocks.

  The economy continues to slow and financial markets have shown increased volatility over evidence of a global credit crunch and concern that corporate earnings may fall short of previous estimates. Nevertheless, it is our belief at this time that the U.S. economy has reached not a recession point, but rather a turning point toward slower growth. Consumer activity, well over half the economy, continues to provide support for growth with continuing gains in job creation, income and spending. Business spending, however, is slowing and recession abroad is likely to reduce exports. Both developments should have a flattening effect on corporate profit growth.

  Overall, we believe gross domestic product is likely to grow at an annual rate of approximately 2% during the next 6 to 12 months. U.S. interest rates have fallen, reflecting slowing growth and continuing low inflation, and the Federal Reserve Board should remain accommodative. In sum, it is our view that the underpinnings of sound equity markets remain in place, while price declines in the fourth quarter have created more opportunities for long-term investors. The Growth & Income Portfolio continues to emphasize value opportunities in the domestic economy, including food, health care services, entertainment and communications stocks.

  Thank you for your continued confidence in the Growth & Income Portfolio. We look forward to helping you achieve your financial goals in the years ahead.

LORD, ABBETT & CO.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                            GROWTH & INCOME PORTFOLIO VERSUS S&P 500

                                                                                                    Growth & Income Portfolio
11/12/97*                                                                                                             $10,000
12/97                                                                                                                 $10,425
12/98                                                                                                                 $11,679
*COMMENCEMENT
**UNMANAGED INDEX
Average annual compounded total returns for one year and the life of the Portfolio
(commencement November 13, 1997) as of December 31, 1998, were 12.03% and 14.67%, respectively.
Performance data contained in this report is for past periods only.
Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

                            GROWTH & INCOME PORTFOLIO VERSUS S&P 500
                                                                                                      S&P 500**
11/12/97*                                                                                               $10,000
12/97                                                                                                   $10,736
12/98                                                                                                   $13,804
*COMMENCEMENT
**UNMANAGED INDEX
Average annual compounded total returns for one year and the life of the Portfolio
(commencement November 13, 1997) as of December 31, 1998, were 12.03% and 14.67%, respectively.
Performance data contained in this report is for past periods only.
Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

BALANCED

Performance for the Balanced Portfolio improved greatly during the fourth quarter with a total return (price change and reinvested distributions) of 4.9%. For the fiscal year ended December 31, 1998, the Balanced Portfolio posted a negative return of -6.0%. It is important to understand that adverse asset allocation in the short term was primarily responsible for the weak returns. Our style of balanced management is very unique and often has a low correlation to its peer group. Over the long term, we believe this unique style has the potential to produce positive returns.

  Asset allocation of a typical balanced portfolio is generally 70% stocks and 30% investment-grade bonds. The Balanced Portfolio ended the year at approximately 40% stocks and 60% high-yield corporate and convertible bonds. While the stock portion produced positive results (total return of approximately +10%), the Portfolio was hit very hard by negative total returns on high-yield convertible and corporate bond holdings. During 1998, the stock and bond markets experienced a flight-to-quality due to fallout from the Asian crisis and fear of a U.S. recession. Thus, both high-quality bonds and large-capitalization stocks were in high demand. These trends heavily favored the asset mix of a traditional balanced portfolio.

  High-yield bonds suffered as corporate bond rates soared in anticipation of a recession. The average high-yield portfolio, as measured by LIPPER ANALYTICAL SERVICES, experienced a negative return of -0.2% for 1998. High-yield convertible bonds were hit even harder as they experienced the pressure of rising bond yields and falling stock prices. The majority of high-yield convertible bonds are issued by small companies; small-capitalization stocks also had negative returns in 1998. The Merrill Lynch Small Company Convertible Bond Index fell -8.1% during 1998. The weak returns in these latter asset classes were the major reason for the Portfolio's negative return in 1998.

  On a positive note, these types of negative trends were experienced in both 1990 and 1994 and were subsequently followed by years of very strong performance. Although it is too early to say we have definitely seen the bottom, we have seen a recovery in both markets thus far in 1999. We plan to continue adding selective corporate and convertible securities to the Portfolio as we believe these sectors of the market are extremely undervalued. The Portfolio currently produces a high level of current income for a balanced portfolio (6.2% current yield). Eventually there will be a change in a market environment that has favored ONLY Treasury bonds and large company stocks. When this change takes place, the Balanced Portfolio should be a major beneficiary.

KORNITZER CAPITAL MANAGEMENT, INC.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           BALANCED PORTFOLIO VERSUS S&P 500 AND MERRILL LYNCH BOND FUND INDEX WEIGHTED AVERAGE

                                                                                                            Balanced Portfolio
11/13/97*                                                                                                              $10,000
12/97                                                                                                                  $10,019
12/98                                                                                                                   $9,414
*COMMENCEMENT
**UNMANAGED INDICES
Average annual compounded total returns for one year and the life of the Portfolio
(commencement November 13, 1997) as of December 31, 1998, were -6.03% and -5.24%, respectively.
Performance data contained in this report is for past periods only.
Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

           BALANCED PORTFOLIO VERSUS S&P 500 AND MERRILL LYNCH BOND FUND INDEX WEIGHTED AVERAGE
                                                                                                              S&P 500 & ML Bond Fund
                                                                                                                  Weighted Average**
11/13/97*                                                                                                                    $10,000
12/97                                                                                                                        $10,179
12/98                                                                                                                        $11,357
*COMMENCEMENT
**UNMANAGED INDICES
Average annual compounded total returns for one year and the life of the Portfolio
(commencement November 13, 1997) as of December 31, 1998, were -6.03% and -5.24%, respectively.
Performance data contained in this report is for past periods only.
Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

INTERMEDIATE FIXED INCOME

The fourth quarter of 1998 capped what was already a remarkable year. The roots of the year's path were drawn in 1997 when the emerging market crisis began in Thailand. This spread to other emerging markets, then to established non-dollar markets, and finally to the United States in late third quarter. Its effect (and that of Long Term Capital Management) was to raise investors' awareness of risk, engineering a flight-to-quality and driving down the value of non-Treasury securities. It was only when the Federal Reserve lowered interest rates and structured the rescue of Long Term Capital Management that we saw the beginning of a return to more normal conditions in financial markets.

  The Portfolio was defensively positioned for a moderate flight-to-quality, but the result of the August to October rout of non-Treasury issues led to underperformance. The Portfolio's holdings in both mortgages and corporates suffered, but it was the latter group particulary that was impacted. This was especially evident in the financial sector where issuers in the REIT and subprime lending groups were under great pressure. These positions represented mostly good companies from a credit standpoint, but the fear of risk drove down their prices. Given our positive outlook for the domestic, as well as global economy, we found that the historically attractive yields offered by these securities made them appropriate for addition to the Portfolio. Therefore, we increased our positions in mortgages and corporates since mid-October, funding the purchases with the sale of U.S. Treasuries.

  We believe that the Portfolio now should be well positioned going forward to take advantage of a return to more normal conditions in world financial markets and to provide an attractive level of income and total return on both a real and relative basis.

STANDISH, AYER & WOOD, INC.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            INTERMEDIATE FIXED INCOME PORTFOLIO VERSUS LEHMAN AGGREGATE BOND INDEX

                                                                                                          Intermediate Fixed Income
                                                                                                                          Portfolio
11/13/97*                                                                                                                   $10,000
12/97                                                                                                                       $10,127
12/98                                                                                                                       $10,650
*COMMENCEMENT
**UNMANAGED INDEX
Average annual compounded total returns for one year and the life of the Portfolio
(commencement November 13, 1997) as of December 31, 1998, were 5.16% and 5.72%, respectively.
Performance data contained in this report is for past periods only.
Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

            INTERMEDIATE FIXED INCOME PORTFOLIO VERSUS LEHMAN AGGREGATE BOND INDEX
                                                                                                    Lehman ABI**
11/13/97*                                                                                                $10,000
12/97                                                                                                    $10,143
12/98                                                                                                    $11,022
*COMMENCEMENT
**UNMANAGED INDEX
Average annual compounded total returns for one year and the life of the Portfolio
(commencement November 13, 1997) as of December 31, 1998, were 5.16% and 5.72%, respectively.
Performance data contained in this report is for past periods only.
Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

GLOBAL FIXED INCOME

Global bond markets produced high, positive returns during the year with the benchmark J.P. Morgan Hedged Global Government Bond Index returning 0.49% in the fourth quarter and 11.42% for the year ended December 31, 1998. Financial markets in 1998 were driven largely by the crisis in emerging market economies.

  The year began with the emerging market currency crisis in full swing in Asia. By Autumn, the Russian currency and capital markets collapsed. At year end, Brazil and other Latin markets were seriously threatened. The effect of the crisis was a reduction in world growth, lower commodity prices and a flight to government bonds, primarily U.S. Treasuries. This flight-to-quality precipitated the collapse of several hedge funds, including Long Term Capital Management. As hedge funds unwound their positions, credit-sensitive sectors of the financial markets underperformed and liquidity was removed from the market. In the end, the disinflationary impact of the emerging market crisis positively affected developed bond markets when central banks lowered rates to counter the negative growth impact of the crisis.

  During the year the Portfolio benefited from favorable country selection particularly with overweight positions in the UK and other European markets and an underweight position in the Japanese bond market. The Portfolio was overweight in the U.S. market, which modestly detracted from performance. Security selection negatively impacted the performance. In particular, our weighting in corporate bonds underperformed when investors sold credit-sensitive sectors and bought government bonds. The Portfolio also suffered from a short position in the Japanese yen when the yen rallied in the latter part of the year. On the other hand, the duration of the Portfolio was longer than the benchmark, which was advantageous during this period of declining interest rates.

  We believe that the Portfolio is well positioned for 1999. Global bond markets still offer value in an environment where world growth is restrained by the emerging market crisis. In addition, the Portfolio holds a portion of attractive corporate securities that offer exceptional yield advantage relative to government bonds. Although the road ahead is likely to be bumpy, this could be one of the best times since the early '90s to invest in corporate bonds. We believe that the yield advantage and the potential for spread contraction in the Portfolio will add value relative to the benchmark over the next few years.

STANDISH INTERNATIONAL MANAGEMENT CO., L.P.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           GLOBAL FIXED INCOME PORTFOLIO VERSUS JP MORGAN HEDGED GLOBAL GOVERNMENT BOND INDEX

                                                                                                                 Global Fixed Income
                                                                                                                           Portfolio
11/13/97*                                                                                                                    $10,000
12/97                                                                                                                        $10,170
12/98                                                                                                                        $10,905
*COMMENCEMENT
**UNMANAGED INDEX
Average annual compounded total returns for one year and the life of the Portfolio
(commencement November 13, 1997) as of December 31, 1998, were 7.23% and 7.95%, respectively.
Performance data contained in this report is for past periods only.
Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

           GLOBAL FIXED INCOME PORTFOLIO VERSUS JP MORGAN HEDGED GLOBAL GOVERNMENT BOND INDEX
                                                                                                               JPM HGGB Index**
11/13/97*                                                                                                               $10,000
12/97                                                                                                                   $10,176
12/98                                                                                                                   $11,338
*COMMENCEMENT
**UNMANAGED INDEX
Average annual compounded total returns for one year and the life of the Portfolio
(commencement November 13, 1997) as of December 31, 1998, were 7.23% and 7.95%, respectively.
Performance data contained in this report is for past periods only.
Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

MONEY MARKET

The first quarter of 1998 was a period of volatile interest rate movements due to the on-again, off-again expectation that the U.S. economy would be materially impacted by Asia's economic malaise. By March, the markets were expecting a modest negative impact. During the second quarter, the consensus was the U.S. economy would endure a more measurable impact from Asia. As Asia's economic and liquidity problems intensified, U.S. Treasuries benefited from a flight-to-quality. The yield curve flattened to 17 basis points between the two-year Treasury note and the 30-year Treasury bond, with the bond dropping to 5.57%, its lowest yield since 5.79% in October 1993.

  As global problems spread to Russia and South America, Treasury yields continued to fall. By the end of the third quarter, all Treasury issues were yielding below 5%. On September 25, the Federal Reserve's Open Market Committee made the first of three cuts in short-term interest rates in an effort to improve market liquidity.

  Bond prices continued to experience a fair amount of volatility in the fourth quarter. After the global liquidity crisis peaked in early October, corporate bond trading slowed to a crawl for even the most credit-worthy issuers. With liquidity dried up, the flight to U.S. Treasuries intensified. The Fed responded by lowering short-term interest rates on October 15 and then again on November
23. These rate cuts returned liquidity and confidence to the market and allowed corporate bond spreads to move off their wide levels by the end of December.

  While the U.S. economy posted a strong fourth quarter GDP of 5.6%, expectations are set for a moderating 1999 global economy. We expect the U.S. economy to expand at a subdued pace of 2%; however, efforts from Asia and South America to stabilize their respective economics will, in large part, determine the pace of the global economy and the volatility of financial markets.

  Federal Reserve Chairman Alan Greenspan has indicated that the Fed is unlikely to ease further given the fourth quarter pace of the U.S. economy and a strong U.S. stock market. However, the Asian and South American economies remain fragile: Japan remains deep in the throws of a recession and Brazil's weakened currency threatens the country with higher inflation and a subsequent recession. The dichotomy of a strong U.S. economy with a weak South America and Japan, means any market or Fed policy prognostications is a speculative exercise.

  Average annual compounded total returns for one year and the life of the Portfolio (commencement November 13, 1997) as of December 31, 1998, were 5.05% and 5.11%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Money market funds are neither insured nor guaranteed by the U.S. Government. There is no assurance that the fund will maintain a stable net asset value of one dollar per share.

STANDISH, AYER & WOOD, INC.

LARGE CAP
VALUE

STATEMENT OF NET ASSETS
December 31, 1998

SHARES     COMPANY                                            MARKET VALUE
 --------------------------------------------------------------------------
COMMON STOCKS -- 96.24%
BASIC MATERIALS -- 13.21%
   1,230   duPont (E.I.) deNemours & Co.....................   $     65,267
     300   Martin Marietta Materials, Inc...................         18,656
   2,140   Millennium Chemicals, Inc........................         42,532
   2,000   Potlatch Corp....................................         73,750
   3,050   USX-U.S. Steel Group.............................         70,150
   1,480   Weyerhaeuser Co..................................         75,202
   2,400   Willamette Industries, Inc.......................         80,400
                                                              -------------
                                                                    425,957
CAPITAL GOODS -- 6.96%
   2,540   Boeing Co........................................         82,867
   1,850   Dana Corp........................................         75,619
     780   Lockheed Martin Corp.............................         66,105
                                                              -------------
                                                                    224,591
CONSUMER CYCLICAL -- 15.08%
   1,450   Harcourt General, Inc............................         77,122
   5,420   Kmart Corp.*.....................................         82,994
   2,710   The Limited, Inc.................................         78,929
   1,680   Penney (J.C.), Inc...............................         78,750
   5,700   Reebok International Ltd.........................         84,788
   1,970   Sears, Roebuck & Co..............................         83,725
                                                              -------------
                                                                    486,308
CONSUMER STAPLES -- 2.27%
   1,582   Diageo PLC.......................................         73,167
                                                              -------------

ENERGY -- 4.49%
   1,100   Atlantic Richfield Co............................         71,775
   1,530   Royal Dutch Petroleum Co.........................         73,249
                                                              -------------
                                                                    145,024
FINANCIAL -- 27.59%
   1,000   Aetna, Inc.......................................         78,625
   2,080   Allstate Corp....................................         80,340
     770   American Express Co..............................         78,732
       1   Berkshire Hathaway, Inc. Cl. A*..................         73,500
   1,280   Chase Manhattan Corp.............................         87,120
   1,550   Citigroup, Inc...................................         76,725
   1,090   National City Corp...............................         79,025
   1,700   SLM Holding Corp.................................         81,600
     450   Student Loan Corp................................         20,194
     720   Transamerica Corp................................         83,160
   2,000   U.S. Bancorp.....................................         71,000
   2,000   Wells Fargo & Co.................................         79,875
                                                              -------------
                                                                    889,896
HEALTHCARE -- 4.73%
   3,140   Tenet Healthcare Corp............................         82,425
   1,630   United Healthcare Corp...........................         70,192
                                                              -------------
                                                                    152,617


SHARES     COMPANY                                            MARKET VALUE
 --------------------------------------------------------------------------
MISCELLANEOUS -- 1.21%
   1,000   Hanson PLC, ADR..................................   $     39,000
                                                              -------------

TECHNOLOGY -- 11.16%
   2,120   Apple Computer, Inc..............................         86,787
     520   International Business Machines Corp.............         96,070
   3,580   Wallace Computer Services, Inc...................         94,423
     700   Xerox Corp.......................................         82,600
                                                              -------------
                                                                    359,880
TRANSPORTATION & SERVICES -- 4.56%
   1,690   CSX Corp.........................................         70,135
   2,570   KLM Royal Dutch Airlines.........................         77,100
                                                              -------------
                                                                    147,235
UTILITIES -- 4.98%
   3,400   Illinova Corp....................................         85,000
   1,620   Texas Utilities Co...............................         75,634
                                                              -------------
                                                                    160,634

TOTAL COMMON STOCKS
(Cost $3,122,092)...........................................      3,104,309
                                                              -------------

FACE
AMOUNT      DESCRIPTION                                        MARKET VALUE
  --------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 11.16%
$ 360,000   UMB Bank, n.a.,
                4.35% due 1/04/99
                (Collateralized by U.S.
                Treasury Notes, 5.875%
                due 2/28/99 with a
                value of $376,549)
                (Cost $360,000)..............................        360,000
                                                               -------------

TOTAL INVESTMENTS -- 107.40%
(Cost $3,482,092)............................................      3,464,309

Other assets less liabilities -- (7.40%).....................       (238,626)
                                                               -------------

TOTAL NET ASSETS -- 100.00%
(equivalent to $9.88 per share; 500,000,000
shares of $.001 par value capital shares
authorized; 326,573 shares outstanding)......................   $  3,225,683
                                                               -------------
                                                               -------------

FOR FEDERAL INCOME TAX PURPOSES, THE IDENTIFIED COST OF INVESTMENTS OWNED AT DECEMBER 31, 1998, WAS $3,482,092. NET UNREALIZED DEPRECIATION FOR FEDERAL INCOME TAX PURPOSES WAS $17,783, WHICH IS COMPRISED OF UNREALIZED APPRECIATION OF $266,238 AND UNREALIZED DEPRECIATION OF $284,021.
 *   NON-INCOME PRODUCING SECURITY

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

LARGE CAP
GROWTH

STATEMENT OF NET ASSETS
December 31, 1998

SHARES      COMPANY                                            MARKET VALUE
  --------------------------------------------------------------------------
COMMON STOCKS -- 90.70%
CONSUMER CYCLICAL -- 17.66%
    1,500   Disney (Walt) Co.................................   $     45,000
      900   General Electric Co..............................         91,856
    1,000   Home Depot, Inc..................................        122,374
    1,600   Kohl's Corp......................................         98,300
    2,000   Time-Warner, Inc.................................        124,125
      800   Walgreen Co......................................         46,850
                                                               -------------
                                                                     528,505
CONSUMER STAPLES -- 6.87%
      900   Coca-Cola Co.....................................         60,188
    1,500   Gillette Co......................................         72,469
      800   Procter & Gamble Co..............................         73,050
                                                               -------------
                                                                     205,707
ENERGY -- 1.23%
      800   Schlumberger Ltd.................................         36,900
                                                               -------------
FINANCIAL -- 13.35%
      800   American Express Co..............................         81,800
      850   American International Group, Inc. ..............         82,131
    1,000   Bankamerica Corp.................................         60,125
    1,600   Citigroup, Inc. .................................         79,200
    1,300   Federal National Mortgage Assn...................         96,200
                                                               -------------
                                                                     399,456
HEALTHCARE -- 19.68%
      700   Cardinal Health, Inc.............................         79,669
      800   Johnson & Johnson................................         67,100
    1,000   Lilly (Eli) & Co.................................         88,875
    1,400   Medtronic, Inc...................................        103,950
      500   Merck & Co., Inc.................................         73,844
      800   Pfizer, Inc......................................        100,350
    1,000   Warner-Lambert Co................................         75,188
                                                               -------------
                                                                     588,976
MISCELLANEOUS -- 2.75%
    1,600   Paychex, Inc.....................................         82,300
                                                               -------------

TECHNOLOGY -- 29.16%
    1,600   Cisco Systems, Inc.*.............................        148,500
    1,000   EMC Corp. MA.....................................         85,000
    1,700   Ericsson (L.M.) Telephone Cl. B..................         40,694
      700   Intel Corp.......................................         82,993
      900   Lucent Technologies..............................         99,000
      300   MCI Worldcom, Inc. ..............................         21,525
      700   Microsoft Corp...................................         97,081
    1,200   Motorola, Inc....................................         73,275
    1,500   Tellabs, Inc.....................................        102,844
    1,700   WorldCom, Inc. ..................................        121,975
                                                               -------------
                                                                     872,887

TOTAL COMMON STOCKS
(Cost $1,889,964)............................................      2,714,731
                                                               -------------


FACE
AMOUNT      DESCRIPTION                                        MARKET VALUE
  --------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 9.02%
$ 270,000   UMB Bank, n.a.,
                4.35% due 1/04/99
                (Collateralized by U.S.
                Treasury Notes, 5.875%
                due 2/28/99 with a
                value of $282,667)
                (Cost $270,000)..............................   $    270,000
                                                               -------------

TOTAL INVESTMENTS -- 99.72%
(Cost $2,159,964)............................................      2,984,731

Other assets less liabilities -- 0.28%.......................          8,412
                                                               -------------

TOTAL NET ASSETS -- 100.00%
(equivalent to $13.31 per share; 500,000,000 shares of $.001 par value capital shares authorized; 224,852 shares
outstanding).................................................   $  2,993,143
                                                               -------------
                                                               -------------

FOR FEDERAL INCOME TAX PURPOSES, THE IDENTIFIED COST OF INVESTMENTS OWNED AT DECEMBER 31, 1998, WAS $2,162,883. NET UNREALIZED APPRECIATION FOR FEDERAL INCOME TAX PURPOSES WAS $821,848, WHICH IS COMPRISED OF UNREALIZED APPRECIATION OF $864,221 AND UNREALIZED DEPRECIATION OF $42,373.
 *   NON-INCOME PRODUCING SECURITY

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
12

MID CAP
EQUITY

STATEMENT OF NET ASSETS
December 31, 1998

SHARES       COMPANY                                            MARKET VALUE
   --------------------------------------------------------------------------
COMMON STOCKS -- 98.77%
BASIC MATERIALS -- 1.24%
       400   Air Products & Chemicals.........................   $     16,000
       300   Ashland, Inc.....................................         14,512
                                                                -------------
                                                                       30,512

CAPITAL GOODS -- 6.09%
       400   Centex Corp......................................         18,025
       450   Crane............................................         13,584
       600   Ingersoll-Rand Co................................         28,163
       300   Lafarge Corp.....................................         12,150
       400   Precision Castparts Corp.........................         17,700
       500   Southdown, Inc...................................         29,594
       600   Sundstrand Corp..................................         31,125
                                                                -------------
                                                                      150,341

CONSUMER CYCLICAL -- 20.33%
       200   American Greetings...............................          8,213
     1,300   Brightpoint, Inc.*...............................         17,875
     1,100   CKE Restaurants*.................................         32,381
       300   Eastman Kodak Co.................................         21,600
       704   Flowers Industries, Inc..........................         16,844
       400   Furniture Brands Int'l.*.........................         10,900
       700   Interim Services*................................         16,362
       600   Jones Apparel Group, Inc.*.......................         13,237
       500   Kroger Co.*......................................         30,250
       700   Miller (Herman)..................................         18,813
     1,300   Navistar Int'l.*.................................         37,050
       400   Office Depot, Inc.*..............................         14,775
       500   Omnicom Group....................................         29,000
       500   Robert Half International, Inc.*.................         22,344
       400   Ross Stores, Inc.................................         15,750
       700   Safeway, Inc.*...................................         42,656
       500   Stewart Enterprises..............................         11,125
       800   Supervalu, Inc...................................         22,400
     1,200   TJX Cos., Inc....................................         34,800
       400   Tommy Hilfiger Corp.*............................         24,000
       300   VF Corp..........................................         14,062
       400   Xerox Corp.......................................         47,200
                                                                -------------
                                                                      501,637

CONSUMER STAPLES -- 11.07%
       500   Amgen, Inc.......................................         52,281
       800   Bergen Brunswig Cl. A............................         27,900
       400   Heinz (H.J.) Co..................................         22,650
       500   IBP, Inc.........................................         14,562
       600   Kaufman & Broad Home.............................         17,250
       700   Knight-Ridder, Inc...............................         35,788
       500   Owens-Illinois*..................................         15,312
       600   Philip Morris Companies, Inc.....................         32,100
       600   Schering-Plough..................................         33,150
       804   Universal Foods..................................         22,056
                                                                -------------
                                                                      273,049


SHARES       COMPANY                                            MARKET VALUE
   --------------------------------------------------------------------------
ENERGY -- 7.91%
       700   American Power Conversion*.......................   $     33,906
       412   British Petroleum ADR............................         36,926
       200   Chevron Corp.....................................         16,587
       800   Coastal Corp.....................................         27,950
       300   DTE Energy.......................................         12,862
       800   El Paso Energy Corp..............................         27,850
       400   Exxon Corp.......................................         29,250
       200   Seacor Smith, Inc.*..............................          9,887
                                                                -------------
                                                                      195,218

FINANCIAL -- 18.56%
       600   Allstate Corp....................................         23,175
     1,000   Americredit Corp.*...............................         13,812
       400   AMR Corp.*.......................................         23,750
       900   Amsouth Bancorp..................................         41,063
       300   BB & T Corp......................................         12,094
         3   Chase Manhattan Corp.............................            215
       400   Comerica, Inc....................................         27,275
     1,000   Conseco, Inc.....................................         30,563
       300   Cullen/Frost Bankers.............................         16,463
       400   Equity Office Properties Trust...................          9,600
       600   First Tennessee National.........................         22,838
       500   First Union Corp.................................         30,406
       200   Golden West Financial Co.........................         18,338
       408   Liberty Property Trust...........................         10,047
       600   MGIC Investment Corp.............................         23,888
         6   North Fork Bancorp...............................            148
       300   PMI Group, The...................................         14,813
       600   Prentiss Properties Trust........................         13,387
       301   Relistar Financial Corp..........................         13,884
       600   Standard & Poor's 400 Mid-Cap Depository
                 Receipts.....................................         43,650
       502   Standard & Poor's 500 Depository Receipts........         61,746
       300   Starwood Lodging Trust...........................          6,806
                                                                -------------
                                                                      457,961

HEALTHCARE -- 7.52%
       400   Amerisource Health*..............................         26,000
       700   HCR Manor Care*..................................         20,563
       400   Lilly (Eli) & Co.................................         35,550
       600   Mylan Laboratories...............................         18,900
       700   Omnicare, Inc....................................         24,325
       400   Orthodontic Centers of America*..................          7,775
       800   Safeskin Corp.*..................................         19,300
       400   STERIS Corp.*....................................         11,375
       800   Sybron Corp.*....................................         21,750
                                                                -------------
                                                                      185,538

MID CAP
EQUITY (CONTINUED)

STATEMENT OF NET ASSETS
December 31, 1998

SHARES       COMPANY                                            MARKET VALUE
   --------------------------------------------------------------------------
TECHNOLOGY -- 16.01%
       800   Apple Computer*..................................   $     32,750
       400   Cordant Technologies.............................         15,000
       500   Diebold, Inc.....................................         17,844
     1,400   DSP Communications...............................         21,437
       900   Networks Association*............................         59,625
     1,000   Oracle Systems Corp.*............................         43,125
       800   Sun Microsystem, Inc.*...........................         68,500
       500   Symbol Technologies..............................         31,969
       600   Synopsys, Inc.*..................................         32,550
       300   Tech Data Corp.*.................................         12,075
       800   Unisys Corp.*....................................         27,550
       300   United Technologies..............................         32,625
                                                                -------------
                                                                      395,050

TRANSPORTATION & SERVICES -- 2.13%
       300   Continental Airlines*............................         10,050
       500   Trinity Industries...............................         19,250
       800   US Freightways Corp..............................         23,300
                                                                -------------
                                                                       52,600

UTILITIES -- 7.91%
       402   A T & T Corp.....................................         30,251
       800   Bell Atlantic Corp...............................         45,450
     1,207   BellSouth Corp...................................         60,219
       600   Century Telephone Enterprises....................         40,500
       300   FPL Group, Inc...................................         18,487
         6   U S West, Inc....................................            388
                                                                -------------
                                                                      195,295

TOTAL COMMON STOCKS
(Cost $2,131,066).............................................      2,437,201
                                                                -------------

FACE
AMOUNT     DESCRIPTION                                        MARKET VALUE
 --------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.85%
$ 21,000   State Street Bank and Co.,
               3.50% due 1/04/99
               (Collateralized by U.S.
               Treasury Notes, 7.50%
               due 2/15/05 with a
               value of $23,450)
               (Cost $21,000)...............................   $     21,000
                                                              -------------

TOTAL INVESTMENTS -- 99.62%
(Cost $2,152,066)...........................................      2,458,201

Other assets less liabilities -- 0.38%......................          9,413
                                                              -------------

TOTAL NET ASSETS -- 100.00%
(equivalent to $11.11 per share; 500,000,000 shares of $.001 par value capital shares authorized; 222,014 shares
outstanding)................................................   $  2,467,614
                                                              -------------
                                                              -------------

FOR FEDERAL INCOME TAX PURPOSES, THE IDENTIFIED COST OF INVESTMENTS OWNED AT DECEMBER 31, 1998, WAS $2,160,393. NET UNREALIZED APPRECIATION FOR FEDERAL INCOME TAX PURPOSES WAS $297,808, WHICH IS COMPRISED OF UNREALIZED APPRECIATION OF $382,670 AND UNREALIZED DEPRECIATION OF $84,862.
* NON-INCOME PRODUCING SECURITY

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
14

SMALL CAP
EQUITY

STATEMENT OF NET ASSETS
December 31, 1998

SHARES      COMPANY                                            MARKET VALUE
  --------------------------------------------------------------------------
COMMON STOCKS -- 85.45%
BASIC MATERIALS -- 1.15%
      500   Stillwater Mining Co.............................   $     20,500
                                                               -------------

CAPITAL GOODS -- 5.83%
      200   Applied Power, Inc. Cl. A........................          7,550
      400   Champion Enterprises, Inc.*......................         10,950
      700   D R Horton, Inc..................................         16,100
      800   Fastenal Co......................................         35,200
      300   Motive Power Industries, Inc.*...................          9,656
      300   Orbital Sciences Corp............................         13,275
      200   SPS Technologies, Inc.*..........................         11,325
                                                               -------------
                                                                     104,056
CONSUMER CYCLICAL -- 25.36%
      400   ADVO, Inc........................................         10,550
      200   Alpharma, Inc....................................          7,062
      200   CEC Entertainment*...............................          5,550
      400   Cheesecake (The) Factory*........................         11,862
      330   CKE Restaurants, Inc.*...........................          9,714
    2,500   Columbia Sportswear..............................         42,187
      200   Consolidated Graphics*...........................         13,513
      200   Ethan Allen Interiors............................          8,200
      500   HA-LO Industries, Inc.*..........................         18,813
      200   Henry (Jack) & Associates, Inc...................          9,950
      700   Just For Feet*...................................         12,162
      400   K-Swiss, Inc. Cl. A..............................         10,750
      500   Linens'n Things, Inc.*...........................         19,813
      500   Men's Wearhouse, Inc.*...........................         15,875
    1,100   Metamor Worldwide................................         27,500
      800   Metro Networks...................................         34,100
      300   Mohawk Industries, Inc.*.........................         12,619
    2,200   Nu Skin Asia Pacific Cl. A.......................         51,975
      200   O'Reilly Automotive*.............................          9,450
      200   Polaris Industries, Inc..........................          7,837
      500   Ruby Tuesday, Inc................................         10,625
      500   School Specialty, Inc............................         10,687
      200   Scotts Co. Ohio Cl. A*...........................          7,688
      400   Smithfield Foods, Inc.*..........................         13,550
    1,600   Triarc Cos. Cl. A................................         25,600
    2,200   USA Floral Products..............................         25,300
      500   Williams Sonoma, Inc.*...........................         20,156
                                                               -------------
                                                                     453,088
CONSUMER STAPLES -- 2.68%
      400   Aptargroup, Inc..................................         11,225
      200   Canadaigua Brands, Inc. Cl. A....................         11,563
      300   Earthgrains Co...................................          9,281
      400   Liposome (The) Company, Inc.*....................          6,175
      200   Whole Food Market, Inc...........................          9,675
                                                               -------------
                                                                      47,919


SHARES      COMPANY                                            MARKET VALUE
  --------------------------------------------------------------------------

ENERGY -- 0.67%
      500   Barrett Resources Co.............................   $     12,000
                                                               -------------

FINANCIAL -- 6.27%
      200   Centura Banks, Inc...............................         14,875
      200   Commerce Bancorp*................................         10,500
      300   Cullen Frost Bankers, Inc........................         16,463
      300   Heller Financial, Inc............................          8,813
      300   Jefferies Group, Inc.............................         14,887
      800   National Bancorp Alaska, Inc.....................         27,000
      100   SEI Investments..................................          9,938
      500   SPSS, Inc........................................          9,437
                                                               -------------
                                                                     111,913
HEALTHCARE -- 8.51%
      300   Barr Laboratores, Inc.*..........................         14,400
      300   Biomatrix, Inc.*.................................         17,475
      300   Express Scripts*.................................         20,138
      400   Idexx Laboratories, Inc.*........................         10,762
      800   Orthodontic Centers of America*..................         15,550
      500   Renal Care Group, Inc.*..........................         14,406
      300   Schein (Henry), Inc..............................         13,425
      200   Uroquest Medical Corp............................            200
    1,425   Xomed Surgical Products..........................         45,600
                                                               -------------
                                                                     151,956
MISCELLANEOUS -- 8.15%
      500   American Management Systems, Inc.*...............         20,000
      600   DeVry, Inc.......................................         18,375
      200   Dionex Corp.*....................................          7,325
      200   G & K Services, Inc..............................         10,650
       50   Inktomi Corp.*...................................          6,469
    1,200   Interim Services, Inc............................         28,050
      500   Iron Mountain, Inc.*.............................         18,031
      300   Mercury Interactive Corp.........................         18,975
      300   Parexel International Corp.......................          7,500
      200   Paychex, Inc.....................................         10,287
                                                               -------------
                                                                     145,662

SMALL CAP
EQUITY (CONTINUED)

STATEMENT OF NET ASSETS
December 31, 1998

SHARES      COMPANY                                            MARKET VALUE
  --------------------------------------------------------------------------
TECHNOLOGY -- 25.72%
      400   Acxiom Corp.*....................................   $     12,400
      200   Alliant Techsystems, Inc.........................         16,488
      200   BISYS Group*.....................................         10,325
    1,700   Barra, Inc.......................................         40,162
      800   Brightpoint, Inc.*...............................         11,000
      200   Burr Brown Corp.*................................          4,688
      500   C-Cube Microsystems*.............................         13,563
      500   Catalina Marketing Corp..........................         34,188
      400   Comdisco, Inc....................................          6,750
      300   CTS Corp.........................................         13,050
      200   Etec Systems, Inc.*..............................          8,000
      700   Gentex Corp.*....................................         14,000
      200   HNC Software.....................................          8,088
      300   Hyperion Solutions Corp.*........................          5,400
      600   Inter-Tel, Inc...................................         14,025
      300   Kronos, Inc.*....................................         13,294
      200   Medimmune, Inc...................................         19,887
    2,000   National Computer Systems, Inc...................         74,000
      200   National Instruments Corp.*......................          6,825
      200   Novellus Systems*................................          9,900
      500   Petroleum Geo-Svc ADR*...........................          7,875
      200   Sanmina Corp.*...................................         12,500
      100   Sapient Corp.*...................................          5,600
      200   Transaction Systems Architects*..................         10,000
      200   Uniphase Corp.*..................................         13,875
      400   Verity*..........................................         10,600
      100   Veritas Software Corp.*..........................          5,994
      600   Vitesse Semiconductor Corp.*.....................         27,375
      700   Whittman-Hart, Inc.*.............................         19,338
      300   Xircom, Inc.*....................................         10,200
                                                               -------------
                                                                     459,390
TRANSPORTATION & SERVICES -- 1.11%
      300   Comair Holdings, Inc.............................         10,125
      200   Metzler (The) Group, Inc.*.......................          9,737
                                                               -------------
                                                                      19,862

TOTAL COMMON STOCKS
(Cost $1,308,007)............................................      1,526,346
                                                               -------------

FACE
AMOUNT      DESCRIPTION                                        MARKET VALUE
  --------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 13.43%
$ 240,000   UMB Bank, n.a.,
                4.35% due 1/04/99
                (Collateralized by U.S.
                Treasury Notes, 5.875%
                due 2/28/99 with a
                value of $251,033)
                (Cost $240,000)..............................   $    240,000
                                                               -------------
TOTAL INVESTMENTS -- 98.88%
(Cost $1,548,007)............................................      1,766,346

Other assets less liabilities -- 1.12%.......................         19,937
                                                               -------------

TOTAL NET ASSETS -- 100.00%
(equivalent to $8.14 per share; 500,000,000 shares of $.001
par value capital shares authorized; 219,525 shares
outstanding).................................................   $  1,786,283
                                                               -------------
                                                               -------------

FOR FEDERAL INCOME TAX PURPOSES, THE IDENTIFIED COST OF INVESTMENTS OWNED AT DECEMBER 31, 1998, WAS $1,555,378. NET UNREALIZED APPRECIATION FOR FEDERAL INCOME TAX PURPOSES WAS $210,968, WHICH IS COMPRISED OF UNREALIZED APPRECIATION OF $249,573 AND UNREALIZED DEPRECIATION OF $38,605.
 *   NON-INCOME PRODUCING SECURITY

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
16

GROWTH AND
INCOME

STATEMENT OF NET ASSETS
December 31, 1998

SHARES       COMPANY                                            MARKET VALUE
   --------------------------------------------------------------------------
COMMON STOCKS -- 94.15%
BASIC MATERIALS -- 3.52%
       500   duPont (E.I.) deNemours & Co.....................   $     26,531
       800   Georgia-Pacific Corp.............................         46,850
     1,000   Georgia-Pacific Corp. Timber Group...............         23,813
                                                                -------------
                                                                       97,194
CAPITAL GOODS -- 4.64%
     1,000   Deere & Co.......................................         33,125
     1,000   Emerson Electric Co..............................         62,563
       300   United Technologies Corp.........................         32,625
                                                                -------------
                                                                      128,313
CONSUMER CYCLICAL -- 12.77%
     1,000   CBS Corp.........................................         32,750
       800   Dow Jones & Company, Inc.........................         38,500
       400   Eastman Kodak Co.................................         28,800
       400   Ford Motor Co....................................         23,475
       500   General Motors Corp..............................         35,781
       400   May Department Stores Co.........................         24,150
       200   Time-Warner, Inc.................................         12,413
       600   V.F. Corp........................................         28,125
       900   Wal-Mart Stores, Inc.............................         73,294
     1,200   Waste Management, Inc............................         55,950
                                                                -------------
                                                                      353,238
CONSUMER STAPLES -- 8.72%
       600   Bestfoods, Inc...................................         31,950
     1,200   ConAgra, Inc.....................................         37,800
       400   Fortune Brands, Inc..............................         12,650
     1,000   Heinz (H.J.) Co..................................         56,625
     1,000   Philip Morris Cos................................         53,500
     1,500   Ralston Purina Group.............................         48,562
                                                                -------------
                                                                      241,087
ENERGY -- 9.33%
       700   British Petroleum Co.............................         62,737
     1,300   Coastal Corp.....................................         45,419
       800   Mobil Corp.......................................         69,700
     1,500   Occidental Petroleum Corp........................         25,313
     1,100   Total ADR........................................         54,725
                                                                -------------
                                                                      257,894
FINANCIAL -- 17.07%
       200   Aetna, Inc.......................................         15,725
     1,000   American General Corp............................         78,000
       800   Banc One Corp....................................         40,850
       500   BankAmerica Corp.................................         30,062
       800   Chase Manhattan Corp.............................         54,450
       500   Chubb Corp.......................................         32,437
       400   Cigna Corp.......................................         30,925
     1,000   First Union Corp.................................         60,812
       500   Jefferson-Pilot Corp.............................         37,500
       700   Morgan Stanley, Dean Witter......................         49,700
     1,200   St. Paul Cos.....................................         41,700
                                                                -------------
                                                                      472,161


SHARES       COMPANY                                            MARKET VALUE
   --------------------------------------------------------------------------

HEALTHCARE -- 7.31%
     1,100   American Home Products...........................   $     61,944
       800   Baxter International.............................         51,450
     1,300   Columbia HCA/Healthcare..........................         32,175
     1,000   Pharmacia & UpJohn, Inc..........................         56,625
                                                                -------------
                                                                      202,194
TECHNOLOGY -- 17.60%
     1,300   A T & T Corp.....................................         97,825
       600   EMC Corp.........................................         51,000
     1,200   First Data Corp..................................         38,025
       500   International Business Machines Corp.............         92,375
       800   MCI WorldCom, Inc................................         57,400
     1,000   Seagate Technology, Inc..........................         30,250
       800   Sun Microsystems.................................         68,500
       600   Texas Instruments................................         51,338
                                                                -------------
                                                                      486,713
UTILITIES -- 13.19%
       800   Alltell Corp.....................................         47,850
     1,000   Bell Atlantic Corp...............................         56,812
     1,000   Carolina Power & Light...........................         47,063
     1,000   Duke Power Co....................................         64,062
     1,500   FirstEnergy Corp.................................         48,844
       800   Florida Progress Corp............................         35,850
     1,200   SBC Communications, Inc..........................         64,350
                                                                -------------
                                                                      364,831

TOTAL COMMON STOCKS
(Cost $2,200,907).............................................      2,603,625
                                                                -------------

CONVERTIBLE PREFERRED STOCKS -- 2.26%
       400   Aetna, Inc.......................................         30,425
       300   Houston Industries...............................         31,912
                                                                -------------

TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $50,621)................................................         62,337
                                                                -------------

TOTAL INVESTMENTS -- 96.41%
(Cost $2,251,528).............................................      2,665,962

Other assets less liabilities -- 3.59%........................         99,367
                                                                -------------

TOTAL NET ASSETS -- 100.00%
(equivalent to $11.53 per share; 500,000,000
shares of $.001 par value capital shares
authorized; 239,836 shares outstanding).......................   $  2,765,329
                                                                -------------
                                                                -------------

FOR FEDERAL INCOME TAX PURPOSES, THE IDENTIFIED COST OF INVESTMENTS OWNED AT DECEMBER 31, 1998, WAS $2,257,306. NET UNREALIZED APPRECIATION FOR FEDERAL INCOME TAX PURPOSES WAS $408,656, WHICH IS COMPRISED OF UNREALIZED APPRECIATION OF $476,285 AND UNREALIZED DEPRECIATION OF $67,629.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BALANCED

STATEMENT OF NET ASSETS
December 31, 1998

SHARES      COMPANY                                            MARKET VALUE
  --------------------------------------------------------------------------
COMMON STOCKS -- 43.13%
BASIC MATERIALS -- 3.17%
    3,000   Republic Group, Inc..............................   $     60,188
    2,000   Steel Dynamics, Inc.*............................         23,500
                                                               -------------
                                                                      83,688
CAPITAL GOODS -- 1.28%
      400   Lockheed Martin Corp.............................         33,900
                                                               -------------

CONSUMER CYCLICAL -- 10.37%
    1,000   Brunswick Corp...................................         24,750
    1,000   Carnival Corp....................................         48,000
      500   Dillard's, Inc. Cl. A............................         14,187
    3,000   Elcor Corp.......................................         96,938
    1,000   Ethan Allen Interiors, Inc.......................         41,000
    2,000   Interface, Inc...................................         18,562
    2,000   Kmart Corp.*.....................................         30,625
                                                               -------------
                                                                     274,062
CONSUMER STAPLES -- 1.91%
      500   PepsiCo, Inc.....................................         20,469
    1,000   Walt Disney Co...................................         30,000
                                                               -------------
                                                                      50,469
ENERGY -- 5.27%
   12,500   Frontier Oil Corp.*..............................         61,719
    1,000   McDermott International, Inc.....................         24,687
    3,000   Nabors Industries*...............................         40,688
    1,950   Ocean Energy, Inc.*..............................         12,309
                                                               -------------
                                                                     139,403
FINANCIAL -- 4.12%
    1,000   Allstate Corp....................................         38,625
      250   American Express Co..............................         25,563
    1,000   Fleet Financial Group, Inc.......................         44,687
                                                               -------------
                                                                     108,875

SHARES      COMPANY                                            MARKET VALUE
  --------------------------------------------------------------------------
HEALTHCARE -- 2.41%
      250   Merck & Company, Inc.............................   $     36,922
      500   Quintiles Transnational..........................         26,688
                                                               -------------
                                                                      63,610
TECHNOLOGY -- 8.75%
    1,000   Alcatel Alsthom..................................         24,437
    1,500   Diebold, Inc.....................................         53,531
      250   IBM Corp.........................................         46,187
      500   Loral Space & Communications Ltd.*...............         26,875
      250   Microsoft Corp...................................         34,672
    2,000   Scientific Atlantic..............................         45,625
                                                               -------------
                                                                     231,327
TRANSPORTATION -- 4.77%
      500   FDX Corp.*.......................................         44,500
    1,000   Kansas City Southern.............................         49,188
    1,450   Southwest Airlines Co............................         32,534
                                                               -------------
                                                                     126,222
UTILITIES -- 1.08%
      500   Enron Corp.......................................         28,531
                                                               -------------

TOTAL COMMON STOCKS
(Cost $1,090,167)............................................      1,140,087
                                                               -------------

CONVERTIBLE PREFERRED STOCKS -- 13.38%
    3,000   Bethlehem Steel..................................        117,750
    2,000   Cyprus Amax Minerals Co..........................         70,500
    2,000   Freeport McMoRan.................................         29,750
    4,000   ICO, Inc.........................................         51,000
    1,000   Kmart Financing..................................         57,938
      800   Texas Industries, Inc............................         26,800
                                                               -------------

TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $445,406)..............................................        353,738
                                                               -------------

FACE
AMOUNT      DESCRIPTION                                        MARKET VALUE
  --------------------------------------------------------------------------
CORPORATE BONDS -- 16.57%
$ 100,000   Eagle Geophysical, Inc.,
                10.75% due 7/15/08...........................   $     83,000
   50,000   Frontier Oil Corp.,
                9.125% due 2/15/06...........................         46,250
   40,000   Kmart Funding, Series G,
                9.44% due 12/01/14...........................         43,230
   75,000   Kaiser Aluminum & Chemical Corp., 12.75% due
                2/01/03......................................         73,875
   50,000   Specialty Retailers,
                9.00% due 7/15/07............................         40,750
  125,000   United Refining Co.,
                10.75% due 6/15/07...........................         84,375
  100,000   Wiser Oil Co., 9.5% due 5/15/07..................         66,500
                                                               -------------

TOTAL CORPORATE BONDS
(Cost $532,694)..............................................        437,980
                                                               -------------
CONVERTIBLE CORPORATE BONDS -- 20.73%
   55,000   Allwaste, Inc.,
                7.25% due 6/01/14............................          4,056
   50,000   Argosy Gaming,
                12.00% due 6/01/01...........................         49,750
  125,000   HMT Technology,
                5.75% due 1/15/04............................        100,156
  125,000   Integrated Device Technologies, 5.50% due
                6/01/02......................................         86,250
  100,000   Intervac, Inc.,
                6.50% due 3/01/04............................         61,000
  125,000   Key Energy,
                5.00% due 9/15/04............................         54,375
  101,000   Lomak Petroleum,
                6.00% due 2/01/07............................         57,065
   50,000   Micron Technology,
                7.00% due 7/01/04............................         53,688
   50,000   National Semiconductor 144A,
                6.50% due 10/01/02...........................         44,125
   40,000   VLSI Technology, Inc.,
                8.25% due 10/01/05...........................         37,700
                                                               -------------

TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $725,456)..............................................        548,165
                                                               -------------

FACE
AMOUNT      DESCRIPTION                                        MARKET VALUE
  --------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.54%
$ 120,000   UMB Bank, n.a.,
                4.35% due 1/04/99
                (Collateralized by U.S.
                Treasury Notes, 5.875%
                due 2/28/99 with a
                value of $125,516)
                (Cost $120,000)..............................   $    120,000
                                                               -------------

TOTAL INVESTMENTS -- 98.35%
(Cost $2,913,723)............................................      2,599,970

Other assets less liabilities -- 1.65%.......................         43,587
                                                               -------------

TOTAL NET ASSETS -- 100.00%
(equivalent to $8.88 per share; 500,000,000
shares of $.001 par value capital shares
authorized; 297,788 shares outstanding)......................   $  2,643,557
                                                               -------------
                                                               -------------

FOR FEDERAL INCOME TAX PURPOSES, THE IDENTIFIED COST OF INVESTMENTS OWNED AT DECEMBER 31, 1998, WAS $2,913,723. NET UNREALIZED APPRECIATION FOR FEDERAL INCOME TAX PURPOSES WAS $313,753, WHICH IS COMPRISED OF UNREALIZED APPRECIATION OF $167,631 AND UNREALIZED DEPRECIATION OF $481,384.
 *   NON-INCOME PRODUCING SECURITY

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

INTERMEDIATE
FIXED INCOME

STATEMENT OF NET ASSETS
December 31, 1998

SHARES     COMPANY                                            MARKET VALUE
 --------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 0.79%
     500   Equity Office Properties
(Cost $25,000)..............................................    $    19,063
                                                              -------------


FACE
AMOUNT     DESCRIPTION                                        MARKET VALUE
 --------------------------------------------------------------------------
CORPORATE BONDS -- 46.77%
$ 10,000   American Standard,
               7.125% due 2/15/03...........................         10,061
  25,000   Aramark Services,
               6.75% due 8/01/04............................         25,240
  25,000   Bank of Boston Home,
               6.140% due 6/25/13...........................         24,851
  25,000   Blount, Inc.,
               7.00% due 6/15/05............................         25,008
  50,000   Bradley Operating LP,
               7.00% due 11/15/04...........................         47,490
  50,000   Conseco Financial, nts.,
               6.80% due 6/15/05............................         46,265
  75,000   Crescent Real Estate,
               7.50% due 9/15/07............................         68,777
  50,000   Criimi Mae, Inc.,
               9.125% due 12/01/02..........................         31,500
  15,000   CSX,
               6.25% due 10/15/08...........................         15,207
  25,000   Discover Card,
               5.60% due 5/15/06............................         25,094
  25,000   First Security,
               5.875% due 11/01/03..........................         24,982
  25,000   Flag Ltd.,
               8.25% due 1/30/08............................         24,687
  25,000   Fred Meyer,
               7.45% due 3/01/08............................         27,011
  15,000   GS Escrow Corp.,
               7.00% due 8/01/03............................         14,794
  30,000   GS Escrow Corp.,
               7.125% due 8/01/05...........................         29,562
  25,000   Homeside Lending,
               6.75% due 8/01/04............................         25,730
  25,000   IMC Global, nts.,
               7.625% due 11/01/05..........................         25,617
  50,000   Lehman Brothers, med. term nts.,
               6.625% due 12/27/02..........................         50,070
  50,000   MMI Cap Trust, nts.,
               7.625% due 12/15/27..........................         49,223
  25,000   Morgan Stanley Capital,
               6.52% due 1/15/08............................         26,095
  25,000   National Westminster Bank,
               7.75% due 4/29/49............................         26,700
  25,000   News America Holdings,
               7.75% due 12/1/45............................         26,639
  25,000   North Fork Cap Trust,
               8.00% due 12/15/27...........................         25,569
  25,000   NVR, Inc., sr. nts.,
               8.00% due 6/01/05............................         24,812

FACE
AMOUNT     DESCRIPTION                                        MARKET VALUE
 --------------------------------------------------------------------------
  20,000   Orion Cap Trust,
               7.701% due 4/15/28...........................   $     17,928
  25,000   Panama, 144A nts.,
               7.875% due 2/13/02...........................         23,875
  25,000   Petro-Canada,
               7.00% due 11/15/28...........................         24,751
  25,000   Qwest Communications,
               7.50% due 11/01/08...........................         25,937
  25,000   Reliastar Financial,
               6.50% due 11/15/08...........................         25,453
  75,000   Simon Debartolo, med. term nts.,
               7.125% due 6/24/05...........................         76,294
  15,000   Smithfield Foods, Inc.,
               7.625% due 2/15/08...........................         15,150
  25,000   Southland Corp., deb. nts.,
               4.50% due 6/15/04............................         21,125
  50,000   Tenet Healthcare Corp.,
               8.00% due 1/15/05............................         51,808
  25,000   Time Warner, Inc., nts.,
               6.625% due 5/15/29...........................         25,444
  25,000   Tricon Global Restaurants,
               7.45% due 5/15/05............................         25,800
  50,000   UPM-Kymmene Corp., nts.,
               7.45% due 11/26/27...........................         47,558
  25,000   Westinghouse Credit,
               8.875% due 6/14/14...........................         27,625
                                                              -------------

TOTAL CORPORATE BONDS
(Cost $1,157,513)...........................................      1,129,732
                                                              -------------

GOVERNMENT SPONSORED -- 31.46%
           Federal Home Loan Mortgage Corp.
  25,000       5.75% due 7/15/03............................         25,644
 126,369       6.00% due 4/01/11............................        127,120
  22,326       7.50% due 5/01/28............................         22,949
  32,107       8.50% due 8/01/28............................         33,606
  23,554       7.50% due 11/01/28...........................         24,187
  25,000   Federal National Mortgage Assn.
               6.00% due 5/15/08............................         26,390
           Government National Mortgage Assn.
  16,513       8.00% due 11/15/17...........................         17,174
  42,277       9.00% due 12/15/17...........................         45,408
  48,375       8.00% due 7/15/26............................         50,280
  36,207       8.00% due 8/15/26............................         37,633
  33,904       8.00% due 9/15/26............................         35,239
  25,000       8.00% due 10/15/26...........................         25,985
  39,965       8.00% due 11/15/26...........................         41,538
  20,591       7.50% due 6/15/27............................         21,228
  22,476       8.00% due 7/15/27............................         23,361
 197,548       7.00% due 7/15/28............................        202,179
                                                              -------------

TOTAL GOVERNMENT SPONSORED
(Cost $775,724).............................................        759,921
                                                              -------------

FACE
AMOUNT     DESCRIPTION                                        MARKET VALUE
 --------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES -- 10.49%
           U.S. Treasury Notes
  50,000       5.875% due 11/15/99..........................   $     50,531
  50,000       6.625% due 4/30/02...........................         52,922
  25,000       6.625% due 5/15/07...........................         28,125
           U.S. Treasury Bonds
  65,000       6.625% due 2/15/27...........................         76,903
  20,480       3.625% due 7/15/02...........................         20,346
           U.S. Treasury Strip
  75,000       0% due 2/15/19...............................         24,598
                                                              -------------

TOTAL U.S. GOVERNMENT SECURITIES
(Cost $253,345).............................................        253,425
                                                              -------------

COLLATERAL MORTGAGE OBLIGATIONS -- 4.96%
  25,000   GMAC Mtg. Oakwood
               Mortgage Inv.,
               6.853% due 9/15/06...........................         26,408
  25,000   Greentree,
               6.94% due 12/01/27...........................         24,986
  25,000   Greentree,
               7.18% due 2/01/08............................         23,283
  25,000   Greentree,
               7.14% due 2/01/21............................         23,445
  25,000   Oakwood Mortgage Inv.,
               7.75% due 4/15/28............................         21,742
                                                              -------------

TOTAL COLLATERAL MORTGAGE OBLIGATIONS
(Cost $126,538).............................................
                                                                    119,864
                                                              -------------


FACE
AMOUNT     DESCRIPTION                                        MARKET VALUE
 --------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 2.36%
$ 57,000   State Street Bank and Trust Co.,
               3.50% due 1/04/99
               (Collateralized by U.S.
               Treasury Notes, 6.25%
               due 8/31/02 with a
               value of $58,994)
               (Cost $57,000)...............................   $     57,000
                                                              -------------

TOTAL INVESTMENTS -- 96.84%
(Cost $2,375,120)...........................................      2,339,005

Other assets less liabilities -- 3.16%......................         76,425
                                                              -------------

TOTAL NET ASSETS -- 100.00%
(equivalent to $9.95 per share; 500,000,000
shares of $.001 par value capital shares
authorized; 242,653 shares outstanding).....................   $  2,415,430
                                                              -------------
                                                              -------------

FOR FEDERAL INCOME TAX PURPOSES, THE IDENTIFIED COST OF INVESTMENTS OWNED AT DECEMBER 31, 1998, WAS $2,375,337. NET UNREALIZED
DEPRECIATION FOR FEDERAL INCOME TAX PURPOSES WAS $36,332, WHICH
IS COMPRISED OF UNREALIZED APPRECIATION OF $17,001 AND
UNREALIZED DEPRECIATION OF $53,333.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

GLOBAL FIXED
INCOME

STATEMENT OF NET ASSETS
December 31, 1998

FACE
AMOUNT*        DESCRIPTION                                        MARKET VALUE
     --------------------------------------------------------------------------
CORPORATE BONDS -- 49.61%
DENMARK -- 2.33%
      21,000   Denmark Realkredit, 8.00% due 10/01/26...........   $      3,397
     555,000   Denmark Unicredit, 6.00% due 10/01/29............         85,095
     125,000   Denmark NYCredit, 5.00% due 10/01/29.............         18,364
     143,000   Danske Kredit, 5.00% due 10/01/29................         20,971
                                                                  -------------
                                                                        127,827
GERMANY -- 1.02%
      90,000   Depfa Bank, 4.75% due 7/15/08....................         56,083
                                                                  -------------

JAPAN -- 1.66%
   7,000,000   IBRD Global, 5.25% due 3/20/02...................         70,165
   2,000,000   IBRD Global, 4.75% due 12/20/04..................         20,712
                                                                  -------------
                                                                         90,877
UNITED KINGDOM -- 12.64%
     100,000   Alliance & Leic, 8.75% due 12/07/06..............        192,564
      50,000   Birmghm Mdshre Bld Soc, 9.125% due 1/05/06.......         97,733
      55,000   European Investment Bank, 7.625% due 12/07/06....        105,511
      30,000   IBRD, 6.875% due 7/14/00.........................         50,683
      50,000   Northern Rock, nts., 9.375% due 10/17/21.........        116,855
      50,000   P & O Steam Nav, deb. nts., 11.50% due 7/03/14...        129,499
                                                                  -------------
                                                                        692,845
UNITED STATES -- 31.96%
      10,000   American Standard, 7.125% due 2/15/03............         10,061
      25,000   Aramark Services, 6.75% due 8/01/04..............         25,240
      50,000   Bradley Operating LP, 7.00% due 11/15/04.........         47,489
      25,000   CSC Holdings, Inc., 7.25% due 7/15/08............         25,107
      25,000   CSX, 6.25% due 10/15/08..........................         25,344
      25,000   Canada, 5.25% due 11/05/08.......................         25,115
      50,000   City National Corp., 6.375% due 1/15/08..........         50,769
      25,000   Coastal Corp., 7.42% due 2/15/37.................         26,025
      50,000   Conseco Financial Notes, 6.80% due 6/15/05.......         46,265
      75,000   Crescent Real Estate, 7.50% due 9/15/07..........         68,777
      50,000   Criimi Mae Inc., 9.125% due 12/01/02.............         31,500
      25,000   Flag Ltd., 8.25% due 1/30/08.....................         24,688
     100,000   Fuji Bank, 9.87% due 12/31/49....................         73,118
      15,000   GS Escrow Corp., 7.00% due 8/01/03...............         14,794
      85,000   GS Escrow Corp., 7.125% due 8/01/05..............         83,760
      25,000   Homeside Lending, 6.75% due 8/01/04..............         25,730

FACE
AMOUNT*        DESCRIPTION                                        MARKET VALUE
     --------------------------------------------------------------------------
      25,000   IMC Global, 7.625% due 11/01/05..................   $     25,401
      10,000   Inter Amer Dev Bank, 6.375% due 8/01/00..........         10,250
     150,000   Inter Amer Dev Bank, 5.75% due 2/26/08...........        154,988
      50,000   Lehman Brothers, med. term nts., 6.625% due
                   12/27/02.....................................         50,070
      25,000   Lenfest Communications, 10.50% due 6/15/06.......         29,375
      50,000   MMI Cap Trust, nts., 7.625% due 12/15/27.........         49,223
      50,000   National Westminster Bank, 7.75% due 4/29/49.....         53,400
      25,000   News Amer Holdings, 7.75% due 12/01/45...........         26,639
      25,000   Niagra Mohawk Power, 7.75% due 10/01/08..........         27,471
      25,000   NVR, Inc., 8.00% due 6/01/05.....................         24,812
      25,000   Panama, 144A nts., 7.875% due 2/13/02............         23,875
      25,000   Panamsat Corp., 6.00% due 1/15/03................         24,825
      25,000   Panamsat Corp., 6.125% due 1/15/05...............         24,757
      25,000   Petro-Canada, 7.00% due 11/15/28.................         24,751
      25,000   Qwest Communications, 0% due 2/01/08.............         19,000
      25,000   Qwest Communications, 7.50% due 11/01/08.........         25,937
      25,000   Reliastar Financial, 6.50% due 11/15/08..........         25,453
      25,000   Safeway Stores, 6.05% due 11/15/03...............         25,112
      75,000   Simon Debartolo, med. term nts., 7.125% due
                   6/24/05......................................         76,294
      50,000   Smithfield Foods, Inc., 7.625% due 2/15/08.......         50,500
      25,000   Star Bank Corp., 5.875% due 11/01/03.............         25,157
     100,000   Telekomikacja Polska, 7.75% due 12/10/08.........         99,240
      50,000   Tenet Healthcare Corp., 8.00% due 1/15/05........         51,808
      50,000   Time Warner, Inc., nts., 6.625% due 5/15/29......         50,887
      25,000   Tricon Global Rest, 7.45% due 5/15/05............         25,800
      25,000   Tricon Global Rest, 7.65% due 5/15/08............         26,186
      25,000   Union Planters, 6.50% due 3/15/08................         25,482
      50,000   UPM-Kymmene Corp., nts., 7.45% due 11/26/27......         47,558
      25,000   US Filter Corp., 6.50% due 5/15/03...............         24,407
                                                                  -------------
                                                                      1,752,440

TOTAL CORPORATE BONDS
(Cost $2,753,550)...............................................      2,720,072
                                                                  -------------

FACE
AMOUNT*        DESCRIPTION                                        MARKET VALUE
     --------------------------------------------------------------------------
GOVERNMENT BONDS -- 38.27%
AUSTRALIA -- 2.88%
      90,000   Australian Govt., 6.25% due 4/14/04..............   $    157,638
                                                                  -------------

DENMARK -- 3.55%
   1,075,000   Denmark Govt., 7.00% due 12/15/04................        194,739
                                                                  -------------

FRANCE -- 0.97%
     250,000   France OAT,**
                   6.00% due 10/25/25...........................         53,343
                                                                  -------------

GERMANY -- 13.35%
     275,000   Bundesobl, 5.875% due 5/15/00....................        171,083
      80,000   Bundesobl, 6.50% due 3/15/00.....................         49,919
     150,000   Bundesobl, 5.75% due 8/22/00.....................         93,742
     215,000   Deutschland Republic, 8.25% due 9/20/01..........        145,636
      70,000   Deutschland Republic, 8.375% due 5/21/01.........         46,962
      25,000   Deutschland Republic, 9.00% due 1/22/01..........         16,729
     150,000   German Unity Fund, 8.50% due 2/20/01.............         99,742
     150,000   Treuhandanstalt, 7.50% due 9/09/04...............        108,171
                                                                  -------------
                                                                        731,984
ITALY -- 0.57%
  50,000,000   BTPS, 6.00% due 5/15/00**........................         31,401
                                                                  -------------

JAPAN -- 6.95%
   5,000,000   Italy Euroyen, 5.125% due 7/29/03................         51,443
   7,000,000   Italy Euroyen, nts., 3.75% due 6/08/05...........         69,322
   3,000,000   South Africa, 3.35% due 6/17/04..................         24,653
  13,000,000   Spanish Kingdom Euroyen, 5.75% due 3/23/02.......        131,890
  10,000,000   Spanish Kingdom Euroyen, 4.75% due 3/14/05.......        103,458
                                                                  -------------
                                                                        380,766
NETHERLANDS -- 0.31%
      30,000   Netherland Govt., 9.00% due 5/15/00..............         17,164
                                                                  -------------

NEW ZEALAND -- 2.97%
      95,000   New Zealand Govt., 7.00% due 7/15/09.............         56,134
      90,000   New Zealand Govt., 8.00% due 4/15/04.............         52,987
      90,000   New Zealand Govt., 10.00% due 3/15/02............         53,841
                                                                  -------------
                                                                        162,962
SWEDEN -- 3.08%
   1,300,000   Sweden Govt., 5.00% due 1/15/04..................        168,775
                                                                  -------------


FACE
AMOUNT*        DESCRIPTION                                        MARKET VALUE
     --------------------------------------------------------------------------

UNITED KINGDOM -- 0.93%
      25,000   UK Gilt Treasury, deb. nts., 10.00% due
                   9/08/03......................................   $     50,985
                                                                  -------------

UNITED STATES -- 2.71%
      85,000   Federal Nat'l. Mtg. Assn., 6.875% due 6/07/02....        148,351
                                                                  -------------

TOTAL GOVERNMENT BONDS
(Cost $1,911,259)...............................................      2,098,108
                                                                  -------------

U.S. GOVERNMENT SPONSORED -- 7.20%
      50,000   Federal Home Loan Mortgage Corp. Discount Notes,
                   4.83% due 1/06/99............................         49,967
      25,000   Federal Home Loan Mortgage Corp., 5.75% due
                   7/15/03......................................         25,644
     125,289   Federal Home Loan Mortgage Corp., 6.00% due
                   3/01/11......................................        126,033
     137,914   Federal National Mortgage Assn., 7.00% due
                   11/01/27.....................................        140,896
      50,499   Government National Mortgage Assn., 8.00% due
                   12/15/27.....................................         52,487
                                                                  -------------

TOTAL U.S. GOVERNMENT SPONSORED
(Cost $389,521).................................................        395,027
                                                                  -------------

U.S. GOVERNMENT SECURITIES -- 3.31%
               U.S. Treasury Notes
      90,000       6.625% due 4/30/02...........................         95,259
               U.S. Treasury Bonds
      25,878       3.375% due 1/15/07...........................         24,948
      61,441       3.625% due 7/15/02...........................         61,038
                                                                  -------------

TOTAL U.S. GOVERNMENT SECURITIES
(Cost $181,568).................................................        181,245
                                                                  -------------

U.S. GOVERNMENT AGENCY -- 0.46%
      25,000   Tennessee Valley Authority, 5.375% due 11/13/08
(Cost $24,895)..................................................         25,179
                                                                  -------------

SHARES         COMPANY                                            MARKET VALUE
     --------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 0.35%
         500   Equity Office Properties
(Cost $25,000)..................................................         19,063
                                                                  -------------

GLOBAL FIXED
INCOME (CONTINUED)

STATEMENT OF NET ASSETS
December 31, 1998

SHARES         EXPIRATION DATE/EXERCISE PRICE                     MARKET VALUE
     --------------------------------------------------------------------------
CALL OPTIONS PURCHASED -- 0.91%
               Brazilian Real Cruzeiro
     100,000       Sept 99 / 1.350..............................   $     10,950
               French Franc
     400,000       Aug 99 / 106.660.............................          2,168
     625,000       Oct 99 / 108.150.............................          2,739
               German Deutschmark
     265,000       Oct 99 / 103.350.............................          1,353
     100,000       Dec 99 / 110.760.............................            589
     100,000       Feb 99 / 109.620.............................          2,294
     175,000       Oct 99 / 115.100.............................          2,512
     100,000       Apr 99 / 96.120..............................          2,763
     175,000       Nov 99 / 104.900.............................          2,155
     175,000       Oct 99 / 112.880.............................          1,955
     105,000       Oct 99 / 112.660.............................          1,242
               Japanese Yen
      75,000       Sept 99 / 138.000............................            733
      55,000       Oct 99 / 125.000.............................          1,303
     100,000       Nov 99 / 127.000.............................          2,250
   6,500,000       Apr 99 / 120.060.............................              6
      50,000       Jun 99 / 150.000.............................             80
     125,000       Jun 99 / 155.000.............................            138
      50,000       Nov 99 / 128.000.............................          1,090
     125,000       Dec 99 / 116.950.............................          5,437
               United States Dollar
      50,000       Jan 99 / 110.429.............................            907
      55,000       Apr 99 / 110.000.............................            258
     100,000       Apr 99 / 108.190.............................            984
      50,000       May 99 / 113.437.............................          1,359
     100,000       Feb 99 / 111.031.............................          1,813
     100,000       Feb 99 / 104.391.............................          2,031
      50,000       Mar 99 / 105.891.............................            719
      50,000       Mar 99 / 113.390.............................            141
                                                                  -------------

TOTAL CALL OPTIONS PURCHASED
(Cost $76,582)..................................................         49,969
                                                                  -------------

PUT OPTIONS PURCHASED -- 0.18%
               Italian Lira
  90,000,000       Jul 07 / 105.290.............................             10
 182,500,000       Jul 07 / 107.690.............................             83
  90,000,000       Feb 00 / 105.490.............................             12
               Japanese Yen
  14,000,000       Jan 99 / 99.910..............................            814
     180,000       Apr 99 / 73.500..............................             76
  21,500,000       Jun 99 / 110.000.............................          8,412
               United States Dollar
     105,000       Aug 99 / 150.000.............................            478
      50,000       Nov 99 / 99.258..............................             16
                                                                  -------------

TOTAL PUT OPTIONS PURCHASED
(Cost $17,769)..................................................          9,901
                                                                  -------------

FACE
AMOUNT     DESCRIPTION                                        MARKET VALUE
 --------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.91%
$ 50,000   State Street Bank and Trust Co.,
               3.50% due 1/04/99
               (Collateralized by U.S.
               Treasury Notes, 13.25%
               due 5/15/14 with a
               value of $58,547)
               (Cost $50,000)...............................   $     50,000
                                                              -------------

TOTAL INVESTMENTS -- 101.20%
(Cost $5,430,144)...........................................      5,548,564

Other assets less liabilities -- (1.20%)....................        (65,948)
                                                              -------------

TOTAL NET ASSETS -- 100.00%
(equivalent to $9.92 per share; 500,000,000
shares of $.001 par value capital shares
authorized; 552,459 shares outstanding).....................   $  5,482,616
                                                              -------------
                                                              -------------

FOR FEDERAL INCOME TAX PURPOSES, THE IDENTIFIED COST OF INVESTMENTS OWNED AT DECEMBER 31, 1998, WAS $5,433,607. NET UNREALIZED APPRECIATION FOR FEDERAL INCOME TAX PURPOSES WAS $114,957, WHICH IS COMPRISED OF UNREALIZED APPRECIATION OF $245,570 AND UNREALIZED DEPRECIATION OF $130,613.
 * FACE AMOUNT OF FOREIGN BOND IS REFLECTED IN LOCAL CURRENCY WHILE MARKET VALUE IS REFLECTED IN U.S. DOLLARS.
**   SECURITY IS HELD IN CONNECTION WITH OPEN COVERED CALL OPTIONS AND PUT
     OPTIONS.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
24

MONEY
MARKET

STATEMENT OF NET ASSETS
December 31, 1998

FACE
AMOUNT      DESCRIPTION                                        MARKET VALUE
  --------------------------------------------------------------------------
GOVERNMENT SPONSORED -- 79.21%
            Federal Farm Credit Banks
            Discount Notes
$ 130,000       4.00% due 2/18/99............................   $    129,145
            Federal Home Loan Mortgage Corp. Discount Notes
  205,000       5.15% due 1/11/99............................        204,714
   40,000       5.24% due 1/15/99............................         39,919
  140,000       5.01% due 1/28/99............................        139,474
  150,000       5.04% due 2/03/99............................        149,307
  140,000       4.88% due 4/01/99............................        138,292
            Federal National Mortgage Assn. Discount Notes
   11,000       5.08% due 1/15/99............................         10,978
   95,000       5.05% due 2/05/99............................         94,534
            Student Loan Marketing Corp. Discount Notes
  100,000       5.80% due 1/04/99............................         99,952
                                                               -------------
TOTAL GOVERNMENT SPONSORED
(Cost $1,006,315)............................................      1,006,315
                                                               -------------

U.S. GOVERNMENT SECURITIES -- 20.41%
            U.S. Treasury Bills
  260,000       4.40% due 1/21/99
                (Cost $259,364)..............................        259,364
                                                               -------------

FACE
AMOUNT    DESCRIPTION                                        MARKET VALUE

--------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.40%
 5,000    State Street Bank and Trust Co.,
              3.50% due 1/04/99 (Collateralized by U.S.
              Treasury Notes, 6.25%
              due 2/15/03 with a
              value of $5,406)
              (Cost $5,000)................................   $      5,000
                                                             -------------

TOTAL INVESTMENTS -- 100.02%
(Cost $1,270,679)..........................................      1,270,679

Other assets less liabilities -- (0.02%)...................           (232)
                                                             -------------

TOTAL NET ASSETS -- 100.00%
(equivalent to $1.00 per share; 500,000,000 shares of $.001
par value capital shares authorized; 1,270,447 shares
outstanding)...............................................   $  1,270,447
                                                             -------------
                                                             -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS
AND LIABILITIES
December 31, 1998

                                             LARGE CAP          LARGE CAP           MID CAP
                                               VALUE             GROWTH             EQUITY
------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value (identified
    cost $3,482,092, $2,159,964,
    $2,152,066, $1,548,007, $2,251,528,
    $2,913,723, $2,375,120 $5,430,144,
    and $1,270,679, respectively)......  $       3,464,309  $       2,984,731  $       2,458,201
  Cash.................................                 --              9,852                306
  Dividends receivable.................              2,132                869              4,002
  Interest receivable..................                 --                 --                 --
  Forward foreign currency contracts...                 --                 --                 --
  Receivables for investments sold.....                 --                 --              6,472
  Other receivables....................                 --                 --                 --
                                         -----------------  -----------------  -----------------
        Total assets...................          3,466,441          2,995,452          2,468,981
                                         -----------------  -----------------  -----------------
LIABILITIES AND NET ASSETS:
  Cash overdraft.......................                 --                 --                 --
  Fees payable.........................              2,787              2,309              1,367
  Options written......................                 --                 --                 --
  Forward foreign currency contracts...                 --                 --                 --
  Payable for investments purchased....            237,971                 --                 --
                                         -----------------  -----------------  -----------------
        Total liabilities..............            240,758              2,309              1,367
                                         -----------------  -----------------  -----------------
NET ASSETS.............................  $       3,225,683  $       2,993,143  $       2,467,614
                                         -----------------  -----------------  -----------------
                                         -----------------  -----------------  -----------------

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in
    capital)...........................  $       3,254,395  $       2,285,699  $       2,219,426
  Accumulated undistributed net
    investment income..................                 --                 --              2,305
  Accumulated undistributed net
    realized gain (loss) on sale of
    investments and foreign currency
    transactions.......................            (10,929)          (117,323)           (60,252)
  Net unrealized appreciation
    (depreciation) in value of
    investments and translation of
    assets and liabilities in foreign
    currency...........................            (17,783)           824,767            306,135
                                         -----------------  -----------------  -----------------
NET ASSETS APPLICABLE TO OUTSTANDING
  SHARES...............................  $       3,225,683  $       2,993,143  $       2,467,614
                                         -----------------  -----------------  -----------------
                                         -----------------  -----------------  -----------------

Capital shares, $.001 par value
  Authorized...........................        500,000,000        500,000,000        500,000,000
                                         -----------------  -----------------  -----------------
                                         -----------------  -----------------  -----------------
  Outstanding..........................            326,573            224,852            222,014
                                         -----------------  -----------------  -----------------
                                         -----------------  -----------------  -----------------
NET ASSET VALUE PER SHARE..............  $            9.88  $           13.31  $           11.11
                                         -----------------  -----------------  -----------------
                                         -----------------  -----------------  -----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
26

                                          SMALL CAP       GROWTH                   INTERMEDIATE     GLOBAL        MONEY
                                            EQUITY       & INCOME      BALANCED    FIXED INCOME  FIXED INCOME     MARKET
---------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value (identified
    cost $3,482,092, $2,159,964,
    $2,152,066, $1,548,007, $2,251,528,
    $2,913,723, $2,375,120 $5,430,144,
    and $1,270,679, respectively)......  $  1,766,346  $  2,665,962  $  2,599,970  $  2,339,005  $  5,548,564  $  1,270,679
  Cash.................................        26,197        88,983         5,109        48,789            --           250
  Dividends receivable.................           356         5,936         5,193            --            --            --
  Interest receivable..................            --            --        35,452        27,636       115,929            --
  Forward foreign currency contracts...            --            --            --            --        39,808            --
  Receivables for investments sold.....         8,900         6,704            --            --            --            --
  Other receivables....................            --            --            --            --         5,355            --
                                         ------------  ------------  ------------  ------------  ------------  ------------
        Total assets...................     1,801,799     2,767,585     2,645,724     2,415,430     5,709,656     1,270,929
                                         ------------  ------------  ------------  ------------  ------------  ------------
LIABILITIES AND NET ASSETS:
  Cash overdraft.......................            --            --            --            --         9,055            --
  Fees payable.........................         1,644         2,256         2,167            --            --           482
  Options written......................            --            --            --            --       110,181            --
  Forward foreign currency contracts...            --            --            --            --       107,804            --
  Payable for investments purchased....        13,872            --            --            --            --            --
                                         ------------  ------------  ------------  ------------  ------------  ------------
        Total liabilities..............        15,516         2,256         2,167            --       227,040           482
                                         ------------  ------------  ------------  ------------  ------------  ------------
NET ASSETS.............................  $  1,786,283  $  2,765,329  $  2,643,557  $  2,415,430  $  5,482,616  $  1,270,447
                                         ------------  ------------  ------------  ------------  ------------  ------------
                                         ------------  ------------  ------------  ------------  ------------  ------------

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in
    capital)...........................  $  2,147,065  $  2,421,243  $  2,949,636  $  2,434,480  $  5,402,276  $  1,270,447
  Accumulated undistributed net
    investment income..................            --         1,870         1,233         3,371        70,592            --
  Accumulated undistributed net
    realized gain (loss) on sale of
    investments and foreign currency
    transactions.......................      (579,121)      (72,218)        6,441        13,694        (3,461)           --
  Net unrealized appreciation
    (depreciation) in value of
    investments and translation of
    assets and liabilities in foreign
    currency...........................       218,339       414,434      (313,753)      (36,115)       13,209            --
                                         ------------  ------------  ------------  ------------  ------------  ------------
NET ASSETS APPLICABLE TO OUTSTANDING
  SHARES...............................  $  1,786,283  $  2,765,329  $  2,643,557  $  2,415,430  $  5,482,616  $  1,270,447
                                         ------------  ------------  ------------  ------------  ------------  ------------
                                         ------------  ------------  ------------  ------------  ------------  ------------

Capital shares, $.001 par value
  Authorized...........................   500,000,000   500,000,000   500,000,000   500,000,000   500,000,000   500,000,000
                                         ------------  ------------  ------------  ------------  ------------  ------------
                                         ------------  ------------  ------------  ------------  ------------  ------------
  Outstanding..........................       219,525       239,836       297,788       242,653       552,459     1,270,447
                                         ------------  ------------  ------------  ------------  ------------  ------------
                                         ------------  ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE PER SHARE..............  $       8.14  $      11.53  $       8.88  $       9.95  $       9.92  $       1.00
                                         ------------  ------------  ------------  ------------  ------------  ------------
                                         ------------  ------------  ------------  ------------  ------------  ------------

STATEMENTS
OF OPERATIONS
For the year ended December 31, 1998

                                             LARGE CAP          LARGE CAP           MID CAP
                                               VALUE             GROWTH             EQUITY
------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Income:
    Dividends (net of foreign taxes
      withheld)........................  $          63,470  $          16,731  $          27,360
    Interest...........................              3,396              4,729              1,597
                                         -----------------  -----------------  -----------------
                                                    66,866             21,460             28,957
                                         -----------------  -----------------  -----------------
  Expenses (Note 2):
    Management fees....................             23,015             19,520             18,163
    Custody and accounting fees........              2,504              2,248             16,253
    Professional fees..................             12,988             12,988             12,935
    Directors fees.....................              3,207              3,207              3,207
    Insurance expense..................              1,200              1,200              1,200
    Contractholder reports.............              1,150              1,150              1,150
    Other expenses.....................                106                104              1,040
                                         -----------------  -----------------  -----------------
      Total expenses before
        reimbursement..................             44,170             40,417             53,948
      Less: expense reimbursement......            (18,278)           (18,457)           (33,515)
                                         -----------------  -----------------  -----------------
      Net expenses.....................             25,892             21,960             20,433
                                         -----------------  -----------------  -----------------
      Net investment income (loss).....             40,974               (500)             8,524
                                         -----------------  -----------------  -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS, OPTIONS WRITTEN AND FOREIGN CURRENCY:
  Realized gain (loss) from:
    Investment transactions............             38,317           (117,323)           (48,813)
    Foreign currency transactions......                 --                 --                 --
    Option contracts written...........                 --                 --                 --
                                         -----------------  -----------------  -----------------
      Net realized gain (loss) from
        investments, options written
        and foreign currency
        transactions...................             38,317           (117,323)           (48,813)
                                         -----------------  -----------------  -----------------
  Change in unrealized appreciation
    (depreciation) during the period
    from:
    Investments........................             60,044            684,602            213,717
    Translation of assets and
      liabilities in foreign
      currencies.......................                 --                 --                 --
                                         -----------------  -----------------  -----------------
    Net unrealized appreciation
      (depreciation)...................             60,044            684,602            213,717
                                         -----------------  -----------------  -----------------
      Net gain (loss) on investments
        and foreign currencies.........             98,361            567,279            164,904
                                         -----------------  -----------------  -----------------
      INCREASE (DECREASE) IN NET ASSETS
        RESULTING FROM OPERATIONS......  $         139,335  $         566,779  $         173,428
                                         -----------------  -----------------  -----------------
                                         -----------------  -----------------  -----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
28

                                                                                             GLOBAL
                                         SMALL CAP    GROWTH                 INTERMEDIATE     FIXED       MONEY
                                          EQUITY     & INCOME    BALANCED    FIXED INCOME    INCOME      MARKET
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Income:
    Dividends (net of foreign taxes
      withheld)........................  $   5,406   $  53,976   $  43,073     $      966   $      --   $      --
    Interest...........................      4,261          --     113,771        147,189     338,408      58,179
                                         ---------   ---------   ---------   ------------   ---------   ---------
                                             9,667      53,976     156,844        148,155     338,408      58,179
                                         ---------   ---------   ---------   ------------   ---------   ---------
  Expenses (Note 2):
    Management fees....................     17,477      20,277      21,284         13,555      39,623       4,280
    Custody and accounting fees........      5,852       5,229       2,358         11,422      17,368       7,749
    Professional fees..................     12,988      13,131      12,988         13,410      13,687      12,459
    Directors fees.....................      3,207       3,207       3,207          3,207       3,207       3,207
    Insurance expense..................      1,200       1,200       1,200          1,200       1,200       1,200
    Contractholder reports.............      1,150       1,150       1,150          1,150       1,150       1,150
    Other expenses.....................        103         105         104            582       1,565         871
                                         ---------   ---------   ---------   ------------   ---------   ---------
      Total expenses before
        reimbursement..................     41,977      44,299      42,291         44,526      77,800      30,916
      Less: expense reimbursement......    (22,660)    (21,487)    (18,347)       (26,453)    (24,925)    (25,565)
                                         ---------   ---------   ---------   ------------   ---------   ---------
      Net expenses.....................     19,317      22,812      23,944         18,073      52,875       5,351
                                         ---------   ---------   ---------   ------------   ---------   ---------
      Net investment income (loss).....     (9,650)     31,164     132,900        130,082     285,533      52,828
                                         ---------   ---------   ---------   ------------   ---------   ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS, OPTIONS WRITTEN AND FOREIGN CURRENCY:
  Realized gain (loss) from:
    Investment transactions............   (573,464)    (72,218)      6,441         29,696     126,080          --
    Foreign currency transactions......         --          --          --             --     (10,409)         --
    Option contracts written...........         --          --          --             --      20,657          --
                                         ---------   ---------   ---------   ------------   ---------   ---------
      Net realized gain (loss) from
        investments, options written
        and foreign currency
        transactions...................   (573,464)    (72,218)      6,441         29,696     136,328          --
                                         ---------   ---------   ---------   ------------   ---------   ---------
  Change in unrealized appreciation
    (depreciation) during the period
    from:
    Investments........................    269,804     332,012    (303,573)       (47,397)    (56,149)         --
    Translation of assets and
      liabilities in foreign
      currencies.......................         --          --          --             --       3,992          --
                                         ---------   ---------   ---------   ------------   ---------   ---------
    Net unrealized appreciation
      (depreciation)...................    269,804     332,012    (303,573)       (47,397)    (52,157)         --
                                         ---------   ---------   ---------   ------------   ---------   ---------
      Net gain (loss) on investments
        and foreign currencies.........   (303,660)    259,794    (297,132)       (17,701)     84,171          --
                                         ---------   ---------   ---------   ------------   ---------   ---------
      INCREASE (DECREASE) IN NET ASSETS
        RESULTING FROM OPERATIONS......  $(313,310)  $ 290,958   $(164,232)    $  112,381   $ 369,704   $  52,828
                                         ---------   ---------   ---------   ------------   ---------   ---------
                                         ---------   ---------   ---------   ------------   ---------   ---------

STATEMENTS OF CHANGES
IN NET ASSETS

                                               LARGE CAP VALUE
                                         ----------------------------
                                                      FOR THE PERIOD
                                           FOR THE     FROM 11/13/97
                                         YEAR ENDED   (COMMENCEMENT)
                                          12/31/98      TO 12/31/97
---------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income................  $    40,974    $     7,316
  Net realized gain (loss) from
    investments, options and foreign
    currency transactions..............       38,317             --
  Net unrealized appreciation
    (depreciation) of investments and
    translation of assets and
    liabilities in foreign currency
    during the period..................       60,044        (77,827)
                                         -----------  ---------------
    Net increase (decrease) in net
      assets resulting from
      operations.......................      139,335        (70,511)
DISTRIBUTIONS TO CONTRACTHOLDERS FROM:**
  Net investment income................      (44,421)        (6,280)
  Net realized gain from investment
    transactions.......................      (47,594)            --
                                         -----------  ---------------
    Total distributions to
      contractholders..................      (92,015)        (6,280)
INCREASE FROM CAPITAL SHARE TRANSACTIONS:*
  Proceeds from shares sold............      650,325      2,503,501
  Net asset value of shares issued for
    reinvestment of distributions......       92,015          6,280
  Cost of shares repurchased...........       (8,087)            --
                                         -----------  ---------------
    Net increase from capital share
      transactions.....................      734,253      2,509,781
                                         -----------  ---------------
      Total increase (decrease) in net
        assets.........................      781,573      2,432,990
NET ASSETS:
  Beginning of period..................    2,444,110         11,120
                                         -----------  ---------------
  End of period........................  $ 3,225,683    $ 2,444,110
                                         -----------  ---------------
                                         -----------  ---------------
  Undistributed net investment income
    at end of period...................  $        --    $     1,036
                                         -----------  ---------------
                                         -----------  ---------------
*Shares issued and repurchased:
  Number of shares sold................       65,647        250,363
  Number of shares issued for
    reinvestment of distributions......        9,555            669
  Number of shares repurchased.........         (773)            --
                                         -----------  ---------------
    Net increase.......................       74,429        251,032
                                         -----------  ---------------
                                         -----------  ---------------
**Distributions to contractholders:
  Income dividends per share...........  $      0.14    $     0.025
  Capital gain distributions per
    share..............................  $      0.15    $        --

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
30

                                                                                                               SMALL CAP
                                                LARGE CAP GROWTH                   MID CAP EQUITY               EQUITY
                                         -------------------------------   -------------------------------   -------------
                                                         FOR THE PERIOD                    FOR THE PERIOD
                                            FOR THE       FROM 11/13/97       FOR THE       FROM 11/13/97       FOR THE
                                          YEAR ENDED     (COMMENCEMENT)     YEAR ENDED     (COMMENCEMENT)     YEAR ENDED
                                           12/31/98        TO 12/31/97       12/31/98        TO 12/31/97       12/31/98
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income................  $        (500)    $       917     $       8,524     $     3,738     $      (9,650)
  Net realized gain (loss) from
    investments, options and foreign
    currency transactions..............       (117,323)            799           (48,813)          6,139          (573,464)
  Net unrealized appreciation
    (depreciation) of investments and
    translation of assets and
    liabilities in foreign currency
    during the period..................        684,602         140,165           213,717          92,418           269,804
                                         -------------   ---------------   -------------   ---------------   -------------
    Net increase (decrease) in net
      assets resulting from
      operations.......................        566,779         141,881           173,428         102,295          (313,310)
DISTRIBUTIONS TO CONTRACTHOLDERS FROM:**
  Net investment income................           (923)             --            (6,592)         (3,365)             (768)
  Net realized gain from investment
    transactions.......................           (811)             --           (17,578)             --                --
                                         -------------   ---------------   -------------   ---------------   -------------
    Total distributions to
      contractholders..................         (1,734)             --           (24,170)         (3,365)             (768)
INCREASE FROM CAPITAL SHARE TRANSACTIONS:*
  Proceeds from shares sold............        275,032       2,003,500           180,028       2,005,500           140,968
  Net asset value of shares issued for
    reinvestment of distributions......          1,734              --            24,169           3,365               768
  Cost of shares repurchased...........         (5,169)             --            (4,756)             --            (1,121)
                                         -------------   ---------------   -------------   ---------------   -------------
    Net increase from capital share
      transactions.....................        271,597       2,003,500           199,441       2,008,865           140,615
                                         -------------   ---------------   -------------   ---------------   -------------
      Total increase (decrease) in net
        assets.........................        836,642       2,145,381           348,699       2,107,795          (173,463)
NET ASSETS:
  Beginning of period..................      2,156,501          11,120         2,118,915          11,120         1,959,746
                                         -------------   ---------------   -------------   ---------------   -------------
  End of period........................  $   2,993,143     $ 2,156,501     $   2,467,614     $ 2,118,915     $   1,786,283
                                         -------------   ---------------   -------------   ---------------   -------------
                                         -------------   ---------------   -------------   ---------------   -------------
  Undistributed net investment income
    at end of period...................  $          --     $       917     $       2,305     $       373     $          --
                                         -------------   ---------------   -------------   ---------------   -------------
                                         -------------   ---------------   -------------   ---------------   -------------
*Shares issued and repurchased:
  Number of shares sold................         23,665         200,336            18,144         200,524            17,933
  Number of shares issued for
    reinvestment of distributions......            136              --             2,331             336               101
  Number of shares repurchased.........           (397)             --              (433)             --              (130)
                                         -------------   ---------------   -------------   ---------------   -------------
    Net increase.......................         23,404         200,336            20,042         200,860            17,904
                                         -------------   ---------------   -------------   ---------------   -------------
                                         -------------   ---------------   -------------   ---------------   -------------
**Distributions to contractholders:
  Income dividends per share...........  $      0.0041     $        --     $        0.03     $    0.0167     $      0.0035
  Capital gain distributions per
    share..............................  $      0.0036     $        --     $        0.08     $        --     $          --


                                         FOR THE PERIOD
                                          FROM 11/13/97
                                         (COMMENCEMENT)
                                           TO 12/31/97
------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  Net investment income................    $       748
  Net realized gain (loss) from
    investments, options and foreign
    currency transactions..............         (5,657)
  Net unrealized appreciation
    (depreciation) of investments and
    translation of assets and
    liabilities in foreign currency
    during the period..................        (51,465)
                                         ---------------
    Net increase (decrease) in net
      assets resulting from
      operations.......................        (56,374)
DISTRIBUTIONS TO CONTRACTHOLDERS FROM:*
  Net investment income................             --
  Net realized gain from investment
    transactions.......................             --
                                         ---------------
    Total distributions to
      contractholders..................             --
INCREASE FROM CAPITAL SHARE TRANSACTION
  Proceeds from shares sold............      2,005,000
  Net asset value of shares issued for
    reinvestment of distributions......             --
  Cost of shares repurchased...........             --
                                         ---------------
    Net increase from capital share
      transactions.....................      2,005,000
                                         ---------------
      Total increase (decrease) in net
        assets.........................      1,948,626
NET ASSETS:
  Beginning of period..................         11,120
                                         ---------------
  End of period........................    $ 1,959,746
                                         ---------------
                                         ---------------
  Undistributed net investment income
    at end of period...................    $       748
                                         ---------------
                                         ---------------
*Shares issued and repurchased:
  Number of shares sold................        200,509
  Number of shares issued for
    reinvestment of distributions......             --
  Number of shares repurchased.........             --
                                         ---------------
    Net increase.......................        200,509
                                         ---------------
                                         ---------------
**Distributions to contractholders:
  Income dividends per share...........    $        --
  Capital gain distributions per
    share..............................    $        --

STATEMENTS OF CHANGES
IN NET ASSETS

                                                 GROWTH & INCOME
                                         -------------------------------
                                                         FOR THE PERIOD
                                            FOR THE       FROM 11/13/97
                                          YEAR ENDED     (COMMENCEMENT)
                                           12/31/98        TO 12/31/97
------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income................  $      31,164     $     4,102
  Net realized gain (loss) from
    investments, options and foreign
    currency transactions..............        (72,218)             --
  Net unrealized appreciation
    (depreciation) of investments and
    translation of assets and
    liabilities in foreign currency
    during the period..................        332,012          82,422
                                         -------------   ---------------
    Net increase (decrease) in net
      assets resulting from
      operations.......................        290,958          86,524
DISTRIBUTIONS TO CONTRACTHOLDERS FROM:**
  Net investment income................        (30,378)         (3,018)
  Net realized gain from investment
    transactions.......................             --              --
  Tax return of capital................             --              --
                                         -------------   ---------------
    Total distributions to
      contractholders..................        (30,378)         (3,018)
INCREASE FROM CAPITAL SHARE TRANSACTIONS:*
  Proceeds from shares sold............        380,120       2,003,500
  Net asset value of shares issued for
    reinvestment of distributions......         30,378           3,018
  Cost of shares repurchased...........         (6,893)             --
                                         -------------   ---------------
    Net increase from capital share
      transactions.....................        403,605       2,006,518
                                         -------------   ---------------
      Total increase (decrease) in net
        assets.........................        664,185       2,090,024
NET ASSETS:
  Beginning of period..................      2,101,144          11,120
                                         -------------   ---------------
  End of period........................  $   2,765,329     $ 2,101,144
                                         -------------   ---------------
                                         -------------   ---------------
  Undistributed net investment income
    at end of period...................  $       1,870     $     1,084
                                         -------------   ---------------
                                         -------------   ---------------
*Shares issued and repurchased:
  Number of shares sold................         35,979         200,341
  Number of shares issued for
    reinvestment of distributions......          2,720             298
  Number of shares repurchased.........           (614)             --
                                         -------------   ---------------
    Net increase.......................         38,085         200,639
                                         -------------   ---------------
                                         -------------   ---------------
**Distributions to contractholders:
  Income dividends per share...........  $       0.128     $     0.015
  Capital gain distributions per
    share..............................  $          --     $        --
  Tax return of capital................  $          --     $        --

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
32

                                                                                                             GLOBAL FIXED
                                                    BALANCED                  INTERMEDIATE FIXED INCOME         INCOME
                                         -------------------------------   -------------------------------   -------------
                                                         FOR THE PERIOD                    FOR THE PERIOD
                                            FOR THE       FROM 11/13/97       FOR THE       FROM 11/13/97       FOR THE
                                          YEAR ENDED     (COMMENCEMENT)     YEAR ENDED     (COMMENCEMENT)     YEAR ENDED
                                           12/31/98        TO 12/31/97       12/31/98        TO 12/31/97       12/31/98
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income................  $     132,900     $    15,759     $     130,082     $    14,654     $     285,533
  Net realized gain (loss) from
    investments, options and foreign
    currency transactions..............          6,441              --            29,696             (17)          136,328
  Net unrealized appreciation
    (depreciation) of investments and
    translation of assets and
    liabilities in foreign currency
    during the period..................       (303,573)        (10,180)          (47,397)         11,282           (52,157)
                                         -------------   ---------------   -------------   ---------------   -------------
    Net increase (decrease) in net
      assets resulting from
      operations.......................       (164,232)          5,579           112,381          25,919           369,704
DISTRIBUTIONS TO CONTRACTHOLDERS FROM:**
  Net investment income................       (132,856)        (14,570)         (127,884)        (13,481)         (271,758)
  Net realized gain from investment
    transactions.......................             --              --           (15,985)             --           (30,394)
                                                    --              --                --              --          (153,753)
                                         -------------   ---------------   -------------   ---------------   -------------
    Total distributions to
      contractholders..................       (132,856)        (14,570)         (143,869)        (13,481)         (455,905)
INCREASE FROM CAPITAL SHARE TRANSACTIONS:*
  Proceeds from shares sold............        294,538       2,500,999           269,098       2,001,000            15,852
  Net asset value of shares issued for
    reinvestment of distributions......        132,856          14,570           143,869          13,480           455,905
  Cost of shares repurchased...........         (4,447)             --            (4,087)             --            (1,805)
                                         -------------   ---------------   -------------   ---------------   -------------
    Net increase from capital share
      transactions.....................        422,947       2,515,569           408,880       2,014,480           469,952
                                         -------------   ---------------   -------------   ---------------   -------------
      Total increase (decrease) in net
        assets.........................        125,859       2,506,578           377,392       2,026,918           383,751
NET ASSETS:
  Beginning of period..................      2,517,698          11,120         2,038,038          11,120         5,098,865
                                         -------------   ---------------   -------------   ---------------   -------------
  End of period........................  $   2,643,557     $ 2,517,698     $   2,415,430     $ 2,038,038     $   5,482,616
                                         -------------   ---------------   -------------   ---------------   -------------
                                         -------------   ---------------   -------------   ---------------   -------------
  Undistributed net investment income
    at end of period...................  $       1,233     $     1,189     $       3,371     $     1,173     $      70,592
                                         -------------   ---------------   -------------   ---------------   -------------
                                         -------------   ---------------   -------------   ---------------   -------------
*Shares issued and repurchased:
  Number of shares sold................         30,307         250,101            26,057         200,100             1,540
  Number of shares issued for
    reinvestment of distributions......         15,253           1,476            14,445           1,340            45,911
  Number of shares repurchased.........           (461)             --              (401)             --              (171)
                                         -------------   ---------------   -------------   ---------------   -------------
    Net increase.......................         45,099         251,577            40,101         201,440            47,280
                                         -------------   ---------------   -------------   ---------------   -------------
                                         -------------   ---------------   -------------   ---------------   -------------
**Distributions to contractholders:
  Income dividends per share...........  $        0.47     $     0.058     $        0.56     $     0.067     $        0.54
  Capital gain distributions per
    share..............................  $          --     $        --     $        0.07     $        --     $        0.06
                                         $          --     $        --     $          --     $        --     $        0.30


                                                                    MONEY MARKET
                                                           -------------------------------
                                         FOR THE PERIOD                    FOR THE PERIOD
                                          FROM 11/13/97       FOR THE       FROM 11/13/97
                                         (COMMENCEMENT)     YEAR ENDED     (COMMENCEMENT)
                                           TO 12/31/97       12/31/98        TO 12/31/97
-----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  Net investment income................    $    35,836     $      52,828     $     7,147
  Net realized gain (loss) from
    investments, options and foreign
    currency transactions..............        (14,457)               --              --
  Net unrealized appreciation
    (depreciation) of investments and
    translation of assets and
    liabilities in foreign currency
    during the period..................         65,366                --              --
                                         ---------------   -------------   ---------------
    Net increase (decrease) in net
      assets resulting from
      operations.......................         86,745            52,828           7,147
DISTRIBUTIONS TO CONTRACTHOLDERS FROM:*
  Net investment income................        (40,097)          (52,828)         (7,147)
  Net realized gain from investment
    transactions.......................             --                --              --
                                                    --                --              --
                                         ---------------   -------------   ---------------
    Total distributions to
      contractholders..................        (40,097)          (52,828)         (7,147)
INCREASE FROM CAPITAL SHARE TRANSACTION
  Proceeds from shares sold............      5,001,000           398,043       1,001,011
  Net asset value of shares issued for
    reinvestment of distributions......         40,097            52,817           7,147
  Cost of shares repurchased...........             --          (199,682)             --
                                         ---------------   -------------   ---------------
    Net increase from capital share
      transactions.....................      5,041,097           251,178       1,008,158
                                         ---------------   -------------   ---------------
      Total increase (decrease) in net
        assets.........................      5,087,745           251,178       1,008,158
NET ASSETS:
  Beginning of period..................         11,120         1,019,269          11,111
                                         ---------------   -------------   ---------------
  End of period........................    $ 5,098,865     $   1,270,447     $ 1,019,269
                                         ---------------   -------------   ---------------
                                         ---------------   -------------   ---------------
  Undistributed net investment income
    at end of period...................    $   (13,775)    $          --     $        --
                                         ---------------   -------------   ---------------
                                         ---------------   -------------   ---------------
*Shares issued and repurchased:
  Number of shares sold................        500,101           398,043       1,001,011
  Number of shares issued for
    reinvestment of distributions......          3,966            52,817           7,147
  Number of shares repurchased.........             --          (199,682)             --
                                         ---------------   -------------   ---------------
    Net increase.......................        504,067           251,178       1,008,158
                                         ---------------   -------------   ---------------
                                         ---------------   -------------   ---------------
**Distributions to contractholders:
  Income dividends per share...........    $      0.08     $       0.049     $     0.007
  Capital gain distributions per
    share..............................    $        --     $          --     $        --
                                           $        --     $          --     $        --

NOTES TO FINANCIAL
STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES:

Investors Mark Series Fund (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified open-end management investment company of the series type. Shares of the Fund are distributed to a variable annuity separate account of Business Men's Assurance Company of America. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the last quoted sales price; securities for which there were no sales reported are valued at the mean between the bid and ask prices; exchange listed options are valued at the last sales price; bonds and other securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board of directors. Securities with maturities of 60 days or less when acquired or subsequently within 60 days of maturity are valued at amortized cost, which approximates market value.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investment in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

Pursuant to Rule 2a-7 of the Investment Company Act of 1940 (as amended), securities in the Money Market Portfolio are valued at amortized cost, which approximates market value.

B. OPTIONS -- When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current market value of the option written. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon exercise of the option.

Purchased options are recorded as investments. If a purchased option expires, a loss is realized in the amount of the cost of the option. If a closing transaction is entered into, a gain or loss is realized, to the extent that the proceeds from the sale are greater or less than the cost of the option. If a put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

C. FOREIGN CURRENCY TRANSLATION -- All assets and liabilities expressed in foreign currencies are converted into U.S. dollars based on current exchange rates at the end of the period. Purchases and sales of investments in securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are included in net realized and unrealized gain or loss of investments in the Statement of Operations.

D. FORWARD FOREIGN CURRENCY CONTRACTS -- The Global Fixed Income Portfolio may enter into forward foreign currency contracts as a way of managing foreign exchange rate risk. The portfolio may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. These contracts may also be used to hedge the U.S. dollar value of securities owned which are denominated in foreign currencies.

Forward foreign currency contracts are valued each day at the close of the New York Stock Exchange at the forward rate, and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss equal to the difference between the value of the contract at the time it was opened and closed is recorded.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. These contracts involve market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The face or contract amount in U.S. dollars reflects the total exposure the portfolio has in that particular currency contract. In addition, there could be exposure to risks (limited to the amount of unrealized gains) if the counterparties to the contracts are unable to meet the terms of their contracts.

E. EXPENSE LIMITATIONS -- Investors Mark Advisor, LLC. (the Advisor), has voluntarily agreed to pay certain operating expenses in an amount that limits the total operating expenses of the portfolios to an annual rate of .50% of average daily net assets for the Money Market Portfolio; .80% of average daily net assets for the Intermediate Fixed Income Portfolio; .90% of the average daily net assets for Mid Cap Equity, Large Cap Value, Large Cap Growth, Growth & Income and Balanced Portfolios; 1.00% of average daily net assets for the Global Fixed Income Portfolio and 1.05% of average daily net assets for the Small Cap Equity Portfolio. This expense limitation may be modified or terminated at the discretion of the Advisor at any time without notice to contractholders.

F. DISTRIBUTIONS TO CONTRACTHOLDERS -- Distributions to contractholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments for expiration of net operating losses and recharacterization of foreign currency gains and losses.

G. FEDERAL INCOME TAXES -- The Fund complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and therefore, no provision for federal or state tax is required. The Global Fixed Income Portfolio has designated $9,281 as capital gain dividends. At December 31, 1998, the Large Cap Growth, Small Cap Equity, and the Growth & Income Portfolios have an accumulated net realized loss on sales of investments for federal income tax purposes of $103,246, $267,437, and $66,440, respectively, expiring in 2006, which are available to offset future taxable gains.

For corporate contractholders, the following percentages of ordinary income distributions qualify for the corporate dividends received deduction:

PORTFOLIO                                PERCENTAGE
---------------------------------------------------
Large Cap Value........................        72%
Large Cap Growth.......................         0%
Mid Cap Equity.........................        92%
Small Cap Equity.......................         0%
Growth & Income........................       100%
Balanced...............................        28%
Intermediate Fixed Income..............         1%
Global Fixed Income....................         0%
Money Market...........................         0%

H. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to contractholders are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on the identified cost basis.

I. USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

NOTES TO FINANCIAL
STATEMENTS (CONTINUED)

2. ADVISORY FEES

Advisory fees were paid to the Advisor based on an annual percentage of average daily net assets. Listed below are advisory fees payable as a percentage of average net assets.

PORTFOLIO                                ADVISORY FEE
-----------------------------------------------------
Large Cap Value........................       0.80%
Large Cap Growth.......................       0.80%
Mid Cap Equity.........................       0.80%
Small Cap Equity.......................       0.95%
Growth & Income........................       0.80%
Balanced...............................       0.80%
Intermediate Fixed Income..............       0.60%
Global Fixed Income....................       0.75%
Money Market...........................       0.40%

3. INVESTMENT TRANSACTIONS

Investment transactions for the year ended December 31, 1998, (excluding maturities of short-term commercial notes and repurchase agreements) are as follows:

                                                       PROCEEDS
PORTFOLIO                                 PURCHASES   FROM SALES
-------------------------------------------------------
Large Cap Value........................  $ 1,170,317  $   497,612
Large Cap Growth.......................    1,196,454    1,135,158
Mid Cap Equity.........................    3,862,731    3,677,195
Small Cap Equity.......................    2,231,429    2,303,254
Growth & Income........................    2,205,920    1,861,742
Balanced...............................    3,070,658    1,748,175
Intermediate Fixed Income..............    3,198,963    2,791,312
Global Fixed Income....................    9,716,792    9,367,734

4. OPTIONS WRITTEN

The following options written were outstanding for the Global Fixed Income Portfolio as of December 31, 1998:

PUT OPTIONS WRITTEN

CURRENCY                                 EXPIRATION DATE   EXERCISE PRICE   NUMBER OF CONTRACTS   MARKET VALUE
---------------------------------------------------------------------------------------------------------------
New Zealand Dollar.....................       Apr-99            65.250              1,800           $ (10,892)
New Zealand Dollar.....................       Jul-99            62.000              1,900              (9,198)
German Deutschemark....................       Sep-99            75.000              1,925             (14,280)
German Deutschemark....................       Dec-99           105.760              1,000                (643)
German Deutschemark....................       Oct-99           108.100              1,750              (2,764)
German Deutschemark....................       Apr-99            90.720              1,000                (342)
German Deutschemark....................       Oct-99           107.680              1,750                (441)
German Deutschemark....................       Oct-99           107.410              1,050                (208)
German Deutschemark....................       Nov-99           100.730              1,750                (652)
German Deutschemark....................       Oct-99           100.800              2,650                (302)
French Franc...........................       Oct-99           103.150              6,250                (816)
U.S. Dollars...........................       Jun-99           123.500              1,250             (16,000)
U.S. Dollars...........................       Feb-99             1.700              1,000              (2,910)
U.S. Dollars...........................       Aug-99           126.000              1,050             (16,863)
U.S. Dollars...........................       Oct-99           105.000                550              (2,475)
U.S. Dollars...........................       Nov-99           102.000              1,000              (4,180)
U.S. Dollars...........................       Nov-99           104.000                500              (2,445)
U.S. Dollars...........................       Dec-99           102.000              1,250              (5,225)
U.S. Dollars...........................       Apr-99           106.406                550              (1,186)
U.S. Dollars...........................       Apr-99           101.910              1,000              (1,031)
U.S. Dollars...........................       Feb-99            99.258                500                  (2)
U.S. Dollars...........................       Mar-99            97.922                500                (141)
U.S. Dollars...........................       Mar-99           104.280                500              (1,399)
                                                                                                  -------------
Total put options outstanding (premiums
  received, $33,333)...................                                                             $ (94,395)
                                                                                                  -------------
                                                                                                  -------------

CALL OPTIONS WRITTEN

CURRENCY                                 EXPIRATION DATE   EXERCISE PRICE   NUMBER OF CONTRACTS   MARKET VALUE
---------------------------------------------------------------------------------------------------------------
Japanese Yen...........................       Sep-99           145.000                750           $    (478)
Japanese Yen...........................       Nov-99           142.000              1,000                (950)
Japanese Yen...........................       Nov-99           148.500                500                (345)
Japanese Yen...........................       Dec-99           130.000              1,250              (2,650)
German Deutschemark....................       Oct-99           118.080              1,750                (375)
German Deutschemark....................       Oct-99           117.910              1,050                (233)
German Deutschemark....................       Nov-99           109.070              1,750                (662)
German Deutschemark....................       Dec-99           115.760              1,000                (102)
German Deutschemark....................       Oct-99           105.900              2,650                (239)
French Franc...........................       Oct-99           113.150              6,250                (615)
U.S. Dollar............................       Sep-99             1.590              1,000              (7,850)
U.S. Dollar............................       Apr-99           114.080                550                 (52)
U.S. Dollar............................       Apr-99           112.310              1,000                (250)
U.S. Dollar............................       Jan-99           110.429                500                (985)
                                                                                                  -------------
Total call options outstanding
  (premiums received, $38,088).........                                                             $ (15,786)
                                                                                                  -------------
                                                                                                  -------------

Transactions in options written for the Global Fixed Income Portfolio for the year ended December 31, 1998, were as follows:

                                          NUMBER OF    PREMIUM
                                          CONTRACTS    AMOUNT
---------------------------------------------------------------
CALL OPTIONS WRITTEN
Balance at December 31, 1997...........    2,352,500  $   5,946
Opened.................................       27,250     50,969
Expired................................   (2,353,750)    (6,629)
Closed.................................       (5,000)   (12,198)
                                         -----------  ---------
Balance at December 31, 1998...........       21,000  $  38,088
                                         -----------  ---------
                                         -----------  ---------
PUT OPTIONS WRITTEN
Balance at December 31, 1997...........           --  $      --
Opened.................................      113,925     49,259
Expired................................       (4,050)    (2,958)
Closed.................................      (77,400)   (12,968)
                                         -----------  ---------
Balance at December 31, 1998...........       32,475  $  33,333
                                         -----------  ---------
                                         -----------  ---------

NOTES TO FINANCIAL
STATEMENTS (CONTINUED)

5. FORWARD FOREIGN CURRENCY CONTRACTS

Following is a summary of forward foreign currency contracts that were outstanding at December 31, 1998 for the Global Fixed Income Portfolio (excluding foreign currency contracts used for purchase and sale settlements):

CONTRACTS TO SELL CURRENCY:

                                                               FOREIGN       AMOUNT TO BE                      NET UNREALIZED
                                            SETTLEMENT        CURRENCY        RECEIVED IN     U.S. $ VALUE      APPRECIATION
                                               DATE        TO BE DELIVERED      U.S. $       AS OF 12/31/98    (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------
Argentine Peso.........................   1/6/99-4/6/99            76,755     $    75,486      $    76,581        $   (1,095)
Australian Dollar......................      3/11/99               75,000          50,262           45,794             4,468
Canadian Dollar........................      1/29/99               80,738          52,106           52,485              (379)
German Deutschemark....................   1/20/99-5/6/99        2,568,668       1,536,046        1,543,536            (7,490)
Danish Krone...........................   1/11/99-5/6/99        2,514,986         391,828          396,860            (5,032)
French Franc...........................      2/12/99              296,995          53,035           52,973                62
British Pound..........................   2/5/99-11/5/99          647,330       1,068,316        1,072,795            (4,479)
Greek Drachma..........................      4/22/99           37,050,000         116,689          129,202           (12,513)
Italian Lira...........................      4/29/99          132,800,000          81,319           80,995               324
Japanese Yen...........................   2/5/99-3/29/99       65,165,844         488,928          575,340           (86,412)
Dutch Guilder..........................      4/15/99               33,450          18,130           17,901               229
New Zealand Dollar.....................  3/11/99-4/15/99          552,991         295,137          292,365             2,772
Poland Zlotty..........................      7/24/00               82,198          19,506           23,418            (3,912)
Swedish Krona..........................  1/19/99-2/12/99        1,540,126         195,994          190,341             5,653
                                                                             -------------   ---------------   ---------------
                                                                              $ 4,442,782      $ 4,550,586        $ (107,804)
                                                                             -------------   ---------------   ---------------
                                                                             -------------   ---------------   ---------------

CONTRACTS TO BUY CURRENCY:

                                                              FOREIGN       AMOUNT TO BE                      NET UNREALIZED
                                            SETTLEMENT        CURRENCY         PAID IN       U.S. $ VALUE      APPRECIATION
                                               DATE        TO BE RECEIVED      U.S. $       AS OF 12/31/98    (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------
Argentine Peso.........................       1/6/99              51,117     $    50,835      $    51,139        $      304
Australian Dollar......................      3/11/99              75,000          52,986           45,794            (7,192)
Canadian Dollar........................      1/29/99              80,738          53,190           52,485              (705)
German Deutschemark....................  2/17/99-4/22/99       1,451,147         865,334          871,867             6,533
Danish Krone...........................      3/16/99             348,898          55,868           55,037              (831)
Greek Drachma..........................      4/22/99          37,050,000         113,321          129,202            15,881
Italian Lira...........................      4/29/99          78,042,502          47,298           47,598               300
Japanese Yen...........................  1/11/99-3/29/99      49,927,742         416,934          440,086            23,152
New Zealand Dollar.....................  3/11/99-11/5/99         352,952         187,257          186,335              (922)
Poland Zlotty..........................      7/24/00              82,198          20,000           23,418             3,418
Swedish Krona..........................      1/19/99             304,130          37,687           37,557              (130)
                                                                            -------------   ---------------   ---------------
                                                                             $ 1,900,710      $ 1,940,518        $   39,808
                                                                            -------------   ---------------   ---------------
                                                                            -------------   ---------------   ---------------

FINANCIAL
HIGHLIGHTS

                                             LARGE CAP VALUE
                                         -----------------------
                                                       FOR THE
                                                        PERIOD
                                                         FROM
                                                       11/13/97
CONDENSED DATA FOR A SHARE OF CAPITAL     FOR THE     (COMMENCEMENT)
STOCK OUTSTANDING THROUGHOUT EACH        YEAR ENDED       TO
PERIOD.                                   12/31/98     12/31/97
----------------------------------------------------------------
Net asset value, beginning of period...  $     9.69   $  10.00
                                         ----------   ----------
  Income from investment operations:
    Net investment income..............      0.1285     0.0291
    Net gains (losses) on securities
      (both realized and unrealized)...      0.3515    (0.3141)
                                         ----------   ----------
  Total income (loss) from investment
    operations.........................      0.4800    (0.2850)
                                         ----------   ----------
  Less distributions:
    Dividends from net investment
      income...........................     (0.1400)   (0.0250)
    Distributions from capital gains...     (0.1500)        --
                                         ----------   ----------
  Total distributions..................     (0.2900)   (0.0250)
                                         ----------   ----------
Net asset value, end of period.........  $     9.88   $   9.69
                                         ----------   ----------
                                         ----------   ----------
Total return...........................        5.03%     (2.86%)
Ratios/Supplemental Data
Net assets, end of period (in
  millions)............................  $      3.2   $    2.4
Ratio of expenses to average net
  assets...............................        0.90%      0.90%
Ratio of net investment income (loss)
  to average net assets................        1.44%      2.21%
Ratio of expenses to average net assets
  before voluntary expense
  reimbursement........................        1.55%      2.78%
Ratio of net investment income (loss)
  to average net assets before
  voluntary expense reimbursement......        0.79%      0.33%
Portfolio turnover rate................          18%        --

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
40

                                            LARGE CAP GROWTH           MID CAP EQUITY           SMALL CAP EQUITY
                                         -----------------------   -----------------------   -----------------------
                                                       FOR THE                   FOR THE                   FOR THE
                                                        PERIOD                    PERIOD                    PERIOD
                                                         FROM                      FROM                      FROM
                                                       11/13/97                  11/13/97                  11/13/97
                                          FOR THE     (COMMENCEMENT)  FOR THE   (COMMENCEMENT)  FOR THE   (COMMENCEMENT)
                                         YEAR ENDED       TO       YEAR ENDED       TO       YEAR ENDED       TO
                                          12/31/98     12/31/97     12/31/98     12/31/97     12/31/98     12/31/97
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period...  $    10.71   $  10.00     $    10.49   $  10.00     $     9.72   $  10.00
                                         ----------   ----------   ----------   ----------   ----------   ----------
  Income from investment operations:
    Net investment income..............     (0.0027)    0.0046         0.0385     0.0185        (0.0443)    0.0037
    Net gains (losses) on securities
      (both realized and unrealized)...      2.6104     0.7054         0.6915     0.4882        (1.5322)   (0.2837)
                                         ----------   ----------   ----------   ----------   ----------   ----------
  Total income (loss) from investment
    operations.........................      2.6077     0.7100         0.7300     0.5067        (1.5765)   (0.2800)
                                         ----------   ----------   ----------   ----------   ----------   ----------
  Less distributions:
    Dividends from net investment
      income...........................     (0.0041)        --        (0.0300)   (0.0167)       (0.0035)        --
    Distributions from capital gains...     (0.0036)        --        (0.0800)        --             --         --
                                         ----------   ----------   ----------   ----------   ----------   ----------
  Total distributions..................     (0.0077)        --        (0.1100)   (0.0167)       (0.0035)        --
                                         ----------   ----------   ----------   ----------   ----------   ----------
Net asset value, end of period.........  $    13.31   $  10.71     $    11.11   $  10.49     $     8.14   $   9.72
                                         ----------   ----------   ----------   ----------   ----------   ----------
                                         ----------   ----------   ----------   ----------   ----------   ----------
Total return...........................       24.35%      7.10%          7.03%      5.07%        (16.22%)    (2.80%)
Ratios/Supplemental Data
Net assets, end of period (in
  millions)............................  $      3.0   $    2.2     $      2.5   $    2.1     $      1.8   $    2.0
Ratio of expenses to average net
  assets...............................        0.90%      0.90%          0.90%      0.90%          1.05%      1.05%
Ratio of net investment income (loss)
  to average net assets................       (0.02%)     0.33%          0.38%      1.34%         (0.52%)     0.29%
Ratio of expenses to average net assets
  before voluntary expense
  reimbursement........................        1.66%      3.19%          2.38%      3.40%          2.29%      3.49%
Ratio of net investment income (loss)
  to average net assets before
  voluntary expense reimbursement......       (0.78%)    (1.96%)        (1.10%)    (1.16%)        (1.76%)    (2.15%)
Portfolio turnover rate................          49%        --            166%        13%           132%         8%

FINANCIAL
HIGHLIGHTS

                                             GROWTH & INCOME
                                         -----------------------
                                                       FOR THE
                                                        PERIOD
                                                         FROM
                                                       11/13/97
CONDENSED DATA FOR A SHARE OF CAPITAL     FOR THE     (COMMENCEMENT)
STOCK OUTSTANDING THROUGHOUT EACH        YEAR ENDED       TO
PERIOD.                                   12/31/98     12/31/97
----------------------------------------------------------------
Net asset value, beginning of period...  $    10.41   $  10.00
                                         ----------   ----------
  Income from investment operations:
    Net investment income..............      0.1304     0.0204
    Net gains (losses) on securities
      (both realized and unrealized)...      1.1176     0.4046
                                         ----------   ----------
  Total income (loss) from investment
    operations.........................      1.2480     0.4250
                                         ----------   ----------
  Less distributions:
    Dividends from net investment
      income...........................     (0.1280)   (0.0150)
    Distributions from capital gains...          --         --
    Tax return of capital..............          --         --
                                         ----------   ----------
  Total distributions..................     (0.1280)   (0.0150)
                                         ----------   ----------
Net asset value, end of period.........  $    11.53   $  10.41
                                         ----------   ----------
                                         ----------   ----------
Total return...........................       12.03%      4.25%
Ratios/Supplemental Data
Net assets, end of period (in
  millions)............................  $      2.8   $    2.1
Ratio of expenses to average net
  assets...............................        0.90%      0.90%
Ratio of net investment income (loss)
  to average net assets................        1.23%      1.50%
Ratio of expenses to average net assets
  before voluntary expense
  reimbursement........................        1.75%      3.19%
Ratio of net investment income (loss)
  to average net assets before
  voluntary expense reimbursement......        0.38%     (0.79%)
Portfolio turnover rate................          76%        --

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
42

                                                                     INTERMEDIATE FIXED                                  MONEY
                                                BALANCED                   INCOME              GLOBAL FIXED INCOME       MARKET
                                         -----------------------   -----------------------   -----------------------   ----------
                                                       FOR THE                   FOR THE                   FOR THE
                                                        PERIOD                    PERIOD                    PERIOD
                                                         FROM                      FROM                      FROM
                                                       11/13/97                  11/13/97                  11/13/97
                                          FOR THE     (COMMENCEMENT)  FOR THE   (COMMENCEMENT)  FOR THE   (COMMENCEMENT)  FOR THE
                                         YEAR ENDED       TO       YEAR ENDED       TO       YEAR ENDED       TO       YEAR ENDED
                                          12/31/98     12/31/97     12/31/98     12/31/97     12/31/98     12/31/97     12/31/98
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period...  $     9.96   $  10.00     $    10.06   $  10.00     $    10.09   $  10.00     $     1.00
                                         ----------   ----------   ----------   ----------   ----------   ----------   ----------
  Income from investment operations:
    Net investment income..............      0.4694     0.0627         0.5681     0.0728         0.8423     0.0887         0.0494
    Net gains (losses) on securities
      (both realized and unrealized)...     (1.0794)   (0.0447)       (0.0481)    0.0542        (0.1123)    0.0813             --
                                         ----------   ----------   ----------   ----------   ----------   ----------   ----------
  Total income (loss) from investment
    operations.........................     (0.6100)    0.0180         0.5200     0.1270         0.7300     0.1700         0.0494
                                         ----------   ----------   ----------   ----------   ----------   ----------   ----------
  Less distributions:
    Dividends from net investment
      income...........................     (0.4700)   (0.0580)       (0.5600)   (0.0670)       (0.5423)   (0.0800)       (0.0494)
    Distributions from capital gains...          --         --        (0.0700)        --        (0.0600)        --             --
                                                 --         --             --         --        (0.3000)        --             --
                                         ----------   ----------   ----------   ----------   ----------   ----------   ----------
  Total distributions..................     (0.4700)   (0.0580)       (0.6300)   (0.0670)       (0.9000)   (0.0800)       (0.0494)
                                         ----------   ----------   ----------   ----------   ----------   ----------   ----------
Net asset value, end of period.........  $     8.88   $   9.96     $     9.95   $  10.06     $     9.92   $  10.09     $     1.00
                                         ----------   ----------   ----------   ----------   ----------   ----------   ----------
                                         ----------   ----------   ----------   ----------   ----------   ----------   ----------
Total return...........................       (6.03%)     0.18%          5.16%      1.27%          7.23%      1.70%          5.05%
Ratios/Supplemental Data
Net assets, end of period (in
  millions)............................  $      2.6   $    2.5     $      2.4   $    2.0     $      5.5   $    5.1     $      1.3
Ratio of expenses to average net
  assets...............................        0.90%      0.90%          0.80%      0.80%          1.00%      1.00%          0.50%
Ratio of net investment income (loss)
  to average net assets................        5.00%      4.78%          5.75%      5.40%          5.40%      5.29%          4.93%
Ratio of expenses to average net assets
  before voluntary expense
  reimbursement........................        1.59%      2.78%          1.97%      3.09%          1.47%      2.28%          2.89%
Ratio of net investment income (loss)
  to average net assets before
  voluntary expense reimbursement......        4.31%      2.90%          4.58%      3.11%          4.93%      4.01%          2.54%
Portfolio turnover rate................          73%        --            132%        39%           185%        25%            --


                                          FOR THE
                                           PERIOD
                                            FROM
                                          11/13/97
                                         (COMMENCEMENT)
                                             TO
                                          12/31/97
------------------------------------------------------------------
Net asset value, beginning of period...  $   1.00
                                         ----------
  Income from investment operations:
    Net investment income..............    0.0071
    Net gains (losses) on securities
      (both realized and unrealized)...        --
                                         ----------
  Total income (loss) from investment
    operations.........................    0.0071
                                         ----------
  Less distributions:
    Dividends from net investment
      income...........................   (0.0071)
    Distributions from capital gains...        --
                                               --
                                         ----------
  Total distributions..................   (0.0071)
                                         ----------
Net asset value, end of period.........  $   1.00
                                         ----------
                                         ----------
Total return...........................      0.71%
Ratios/Supplemental Data
Net assets, end of period (in
  millions)............................  $    1.0
Ratio of expenses to average net
  assets...............................      0.50%
Ratio of net investment income (loss)
  to average net assets................      5.26%
Ratio of expenses to average net assets
  before voluntary expense
  reimbursement........................      4.90%
Ratio of net investment income (loss)
  to average net assets before
  voluntary expense reimbursement......      0.86%
Portfolio turnover rate................        --

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND CONTRACTHOLDERS
OF INVESTORS MARK SERIES FUND, INC.

  We have audited the accompanying statements of assets and liabilities, including the statements of net assets, of Investors Mark Series Fund, Inc. (the
Fund) (comprised of the Large Cap Value, Large Cap Growth, Mid Cap Equity, Small Cap Equity, Growth & Income, Balanced, Intermediate Fixed Income, Global Fixed Income and Money Market portfolios) as of December 31, 1998, and the related statements of operations for the year then ended and the statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 1998, by correspondence with the custodian. As to securities relating to uncompleted transactions, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios of the Fund at December 31, 1998, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.

                                                           [SIGNATURE]

Kansas City, Missouri
February 12, 1999

   THIS REPORT HAS BEEN PREPARED FOR THE INFORMATION OF THE CONTRACTHOLDERS OF INVESTORS MARK SERIES FUND, INC. AND IS NOT TO BE CONSTRUED AS AN OFFERING OF
THE SHARES OF THE FUND. SHARES OF THE FUND ARE OFFERED ONLY BY THE PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED FROM BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA.

                                                                              45